UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2025

DALLASNEWS CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 1-33741

Texas	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-8869
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Common Stock, $0.01 par value	DALN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Merger Agreement

On July 27, 2025, DallasNews Corporation, a Texas corporation (the “Company”), entered into the First Amendment (the “Merger Agreement Amendment”) to the Agreement and Plan of Merger, dated as of July 9, 2025 (the “Original Merger Agreement,” and as amended by the Merger Agreement Amendment, the “Merger Agreement”), with Hearst Media West, LLC, a Delaware limited liability company (“Parent”), Destiny Merger Sub, Inc., a Texas corporation and wholly owned subsidiary of Parent (“Merger Sub”), and, solely for the purposes specified therein, Hearst Communications, Inc., a Delaware corporation and the indirect owner of all of the outstanding equity of each of Parent and Merger Sub. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Original Merger Agreement, which was previously filed by the Company as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 10, 2025.

Pursuant to the Merger Agreement Amendment, the Per Share Price was increased from $14.00 in cash, without interest, to $15.00 in cash, without interest.

As previously disclosed, the merger of Merger Sub with and into the Company (the “Merger”) is subject to various closing conditions, including, among others, that the Company has Net Cash of not less than $20,000,000 as of the Effective Time. Pursuant to the Merger Agreement Amendment, all reasonable fees and expenses of legal counsel incurred or accrued by the Company or its subsidiaries as of immediately prior to the Effective Time in connection with or as a result of the following items will be excluded from the calculation of “Transaction Expenses” and, as a result, will not impact the calculation of the Company’s Net Cash as of the Effective Time: (i) actions taken in response to any unsolicited Acquisition Proposal received by the Company following July 9, 2025, including but not limited to adoption and implementation of the Rights Agreement (as defined below) and the transactions contemplated thereby; (ii) any transaction litigation asserted against the Company, its subsidiaries or certain related parties by the person (or any affiliate thereof) who has submitted such Acquisition Proposal; or (iii) any legal proceeding asserted against the Company, its subsidiaries or such related parties relating to actions taken by them in response to such Acquisition Proposal, including adoption and implementation of the Rights Agreement and the transactions contemplated thereby. The Merger Agreement Amendment also implements various changes to reflect the adoption of the Rights Agreement.

All other terms of the Original Merger Agreement remain the same and in full force and effect as originally executed.

The foregoing description of the Merger Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Adoption of Rights Agreement

On July 27, 2025, the Board of Directors of the Company (the “Board”) unanimously approved, and the Company entered into, a Rights Agreement (the “Rights Agreement”) with Computershare Inc., as rights agent (the “Rights Agent”), and the Board declared a dividend distribution of one right (each, a “Right” and, together with all such rights distributed or issued pursuant to the Rights Agreement, the “Rights”) for each share of Series A Common Stock, par value $0.01 per share, of the Company (the “Series A Common Stock”) and each share of Series B Common Stock, par value $0.01 per share, of the Company (the “Series B Common Stock” and, together with the Series A Common Stock, the “Common Stock”) outstanding to shareholders of record at the close of business on August 7, 2025 (the “Record Date”).

The following is a summary description of the Rights and the Rights Agreement. This summary is intended to provide a general description only and is subject to the detailed terms and conditions of the Rights Agreement.

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Issuance of Rights

Each holder of Common Stock as of the Record Date will receive a dividend of one Right per share of Common Stock. One Right will also be issued together with each share of Common Stock issued by the Company after the Record Date and prior to the Distribution Date (as defined below) and, in certain circumstances, after the Distribution Date. New certificates for Common Stock issued after the Record Date will contain a notation incorporating the Rights Agreement by reference.

Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (each whole share, a share of “Preferred Stock”) at a purchase price of $90.00 (such purchase price, as may be adjusted, the “Purchase Price”). This portion of a share of Preferred Stock would give the holder thereof approximately the same dividend, voting, and liquidation rights as would one share of Series A Common Stock. Prior to exercise, the Right does not give its holder any dividend, voting or liquidation rights.

Until the Distribution Date, the Rights will not be exercisable; the Rights will be evidenced by the certificates for Common Stock (or, in the case of book entry shares, by notation in book entry) and not by separate rights certificates; and the Rights will be transferable by, and only in connection with, the transfer of Common Stock.

Distribution Date; Beneficial Ownership

The Rights are not exercisable until the Distribution Date. As of and after the Distribution Date, the Rights will separate from the Common Stock and each Right will become exercisable.

The “Distribution Date” is the earlier of (i) ten days following a public announcement that a person has become an “Acquiring Person” by acquiring beneficial ownership of 10% (20% in the case of a 13G Investor (as defined in the Rights Agreement)) or more of the Series A Common Stock then outstanding (or, in the case of a person that had beneficial ownership of 10% (20% in the case of a 13G Investor) or more of the outstanding Series A Common Stock on the date the Rights Agreement is publicly announced, by obtaining beneficial ownership of one or more shares of Common Stock) other than as a result of repurchases of Common Stock by the Company or certain inadvertent acquisitions; and (ii) ten business days (or such later date as the Board shall determine prior to the time a person becomes an Acquiring Person) after the commencement of a tender offer or exchange offer by or on behalf of any person (other than the Company and certain related entities) that, if completed, would result in such person becoming an Acquiring Person.

A person will be deemed to “beneficially own” any Common Stock if such person or any affiliated or associated person of such person (i) is considered a “beneficial owner” of the Common Stock under Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of the Rights Agreement; (ii) has the right to acquire the Common Stock, either immediately or in the future, pursuant to any agreement, arrangement or understanding (other than a customary underwriting agreement relating to a bona fide public offering of the Common Stock) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise, except that a person will not be deemed to be a beneficial owner of (a) securities tendered pursuant to a tender offer or exchange offer by or on behalf of such person or any affiliated or associated persons of such person until the tendered securities are accepted for purchase or exchange, (b) securities issuable upon exercise of a Right before the occurrence of a Triggering Event (as defined below), or (c) securities issuable upon exercise of a Right after the occurrence of a Triggering Event if the Rights are originally issued Rights or were issued in connection with an adjustment to originally issued Rights; (iii) has the right to vote or dispose of the Common Stock pursuant to any agreement, arrangement, or understanding (other than a right to vote arising from the granting of a revocable proxy or consent that is not also then reportable on a Schedule 13D); or (iv) has an agreement, arrangement, or understanding with another person who beneficially owns Common Stock and the agreement, arrangement, or understanding is for the purpose of acquiring, holding, voting, or disposing of any securities of the Company (other than customary underwriting agreements relating to a bona fide public offering of Common Stock or a right to vote arising from the granting of a revocable proxy or consent that is not also then reportable on a Schedule 13D).

Certain synthetic interests in securities created by derivative positions are treated as beneficial ownership of the number of shares of Common Stock equivalent to the notional or other number of shares of Common Stock in respect of such derivative position (without regard to any short or similar position).

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Issuance of Rights Certificates

As soon as practicable after the Distribution Date, the Rights Agent will mail rights certificates to holders of record of Common Stock as of the close of business on the Distribution Date and, thereafter, the separate rights certificates alone will evidence the Rights.

Expiration of Rights

The Rights will expire on the earliest of (i) 5:00 p.m., New York City time, on July 26, 2026; (ii) the time at which the Rights are redeemed (as described below); (iii) immediately prior to the closing of any merger or other acquisition transaction (including the Merger) involving the Company pursuant to an agreement of the type described in Section 13(d) of the Rights Agreement (including the Merger Agreement); and (iv) the time at which the Rights are exchanged in full (as described below) (the earliest of (i), (ii), (iii) and (iv) being herein referred to as the “Expiration Date”).

Change of Exercise of Rights Following Certain Events

The events described below are referred to as “Triggering Events.”

Flip-In Events

In the event that a person becomes an Acquiring Person, each holder of a Right will thereafter have the right to purchase, upon exercise and at the Purchase Price, the number of shares of Series A Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series A Common Stock or a book entry share of Series A Common Stock) or shares of Series B Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series B Common Stock or a book entry share of Series B Common Stock) (or, in certain circumstances, other securities, cash, or other assets of the Company), equal to the Purchase Price divided by 50% of the then-current market price. Notwithstanding any of the foregoing, following the occurrence of a person becoming an Acquiring Person, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person (or by certain related parties) will be null and void.

For example, at a purchase price of $90.00 per Right and assuming a then current market price of $15.00, following the occurrence of a person becoming an Acquiring Person, each Right not owned by the Acquiring Person (or by certain related parties) would entitle its holder to purchase twelve (12) additional shares of Series A Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series A Common Stock or a book entry share of Series A Common Stock) or Series B Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series B Common Stock or a book entry share of Series B Common Stock) (or other consideration, as noted above).

Flip-Over Events

In the event that, unless previously approved by the Board, at any time after a person has become an Acquiring Person, (i) the Company engages in a merger or other business combination transaction in which the Company is not the continuing or surviving corporation or other entity, (ii) the Company engages in a merger or other business combination transaction in which the Company is the continuing or surviving corporation and the Common Stock of the Company are changed or exchanged, or (iii) 50% or more of the Company’s assets or earning power is sold or transferred, each holder of a Right (except Rights that have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common shares of the acquiring company having a value equal to two times the Purchase Price.

Redemption

At any time prior to the earlier of (a) a person becoming an Acquiring Person and (b) the Expiration Date (as defined in the Rights Agreement), the Board may direct the Company to redeem the Rights in whole, but not in part, at a price of $0.001 per Right (payable in cash, Series A Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series A Common Stock or a book entry share of Series A Common Stock),

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Series B Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series B Common Stock or a book entry share of Series B Common Stock) or other consideration deemed appropriate by the Board). Immediately upon the action of the Board directing the Company to redeem the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Exchange of Rights

At any time after a person becomes an Acquiring Person but before any person acquires beneficial ownership of 50% or more of the voting power of the outstanding shares of Common Stock, the Board may direct the Company to exchange the Rights (other than Rights owned by such person or certain related parties, which will have become null and void), in whole or in part, at an exchange ratio of one share of Series A Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series A Common Stock or a book entry share of Series A Common Stock) or Series B Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series B Common Stock or a book entry share of Series B Common Stock) per Right (subject to adjustment). The Company may substitute shares of Preferred Stock (or shares of a class or series of the Company’s preferred stock having equivalent rights, preferences, and privileges) for Common Stock at an initial rate of one one-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences, and privileges) per share of Common Stock. Immediately upon the action of the Board directing the Company to exchange the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the number of shares of Series A Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series A Common Stock or a book entry share of Series A Common Stock) or Series B Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series B Common Stock or a book entry share of Series B Common Stock) (or one one-thousandth of a share of Preferred Stock or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences, and privileges) equal to the number of Rights held by such holder multiplied by the exchange ratio.

Adjustments to Prevent Dilution; Fractional Shares

The Board may adjust the Purchase Price, the number of shares of Preferred Stock or other securities or assets issuable upon exercise of a Right, and the number of Rights outstanding to prevent dilution that may occur (a) in the event of a stock dividend on, or a subdivision, combination, or reclassification of, the Preferred Stock, (b) in the event of a stock dividend on, or a subdivision or combination of, the Common Stock, (c) if holders of the Preferred Stock are granted certain rights, options, or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (d) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Preferred Stock will be issued (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock), and in lieu thereof, an adjustment in cash may be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

No Shareholder Rights Prior to Exercise; Tax Considerations

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common shares of the acquiring company or in the event of the redemption of the Rights as set forth above.

Amendment of Rights Agreement

The Company, by action of the Board, may supplement or amend any provision of the Rights Agreement in any respect without the approval of any registered holder of Rights, including, without limitation, in order to (a) cure any ambiguity, (b) correct or supplement any provision contained in the Rights Agreement that may be defective or inconsistent with other provisions of the Rights Agreement, (c) shorten or lengthen any time period under the Rights

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Agreement, or (d) otherwise change, amend, or supplement any provisions of the Rights Agreement in any manner that the Company deems necessary or desirable; provided, however, that no supplement or amendment made after a person becomes an Acquiring Person shall adversely affect the interests of the registered holders of rights certificates (other than an Acquiring Person or any affiliated or associated person of an Acquiring Person or certain of their transferees) or shall cause the Rights Agreement to become amendable other than in accordance with the amendment provision contained therein. Without limiting the foregoing, the Company may at any time before any person becomes an Acquiring Person amend the Rights Agreements to make provisions of the Rights Agreement inapplicable to a particular transaction by which a person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of the Rights Agreement as they may apply with respect to any such transaction.

Exception for Merger Agreement

The Rights Agreement provides that neither the execution, delivery or performance of the Merger Agreement, as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, nor the consummation of the transactions contemplated by the Merger Agreement (including the Merger) may be deemed to result in a Stock Acquisition Date or a Distribution Date or the separation of the Rights from the Common Stock and, for the avoidance of doubt, the Rights Agreement and the Rights shall be deemed terminated immediately prior to the consummation of the Merger in accordance with the terms and subject to the conditions set forth in the Merger Agreement. Further, Parent, Merger Sub, the Supporting Shareholders (as defined in the Rights Agreement) and their respective affiliates and associates will not be Acquiring Persons as a result of the execution, delivery or performance of or the consummation of the transactions contemplated by the Merger Agreement or the Voting and Support Agreement (as defined in the Rights Agreement).

The foregoing description of the Rights Agreement and the Rights does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 3.03.	Material Modifications of Rights of Security Holders

The disclosure contained under the heading “Adoption of Rights Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the adoption of the Rights Agreement described in Item 1.01 above, the Board approved a Statement of Resolutions of Series A Junior Participating Preferred Stock of the Company (the “Statement of Resolutions”). The Statement of Resolutions will be filed with the Secretary of State of the State of Texas and will become effective upon filing. The description of the Preferred Stock contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The shares of Preferred Stock are not redeemable. Each share of Preferred Stock is entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) ten dollars ($10.00) or (b) subject to the provision for adjustment hereinafter set forth, one thousand (1,000) times the aggregate per share amount of all cash dividends, and one thousand (1,000) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Preferred Stock. In the event the Company shall at any time after July 27, 2025 (the “Rights Declaration Date”) (i) declare any dividend on the Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Preferred Stock were entitled immediately prior to such event under clause (b) of the immediately preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

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The foregoing description of the Statement of Resolutions and the Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the full text of the Statement of Resolutions, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01.	Other Events

As previously disclosed, on July 22, 2025, the Company received an unsolicited, non-binding proposal from MNG Enterprises, Inc., an affiliate of Alden Global Capital LLC, to acquire all of the issued and outstanding shares of Common Stock at a price of $16.50 per share in cash (the “MNG Proposal”). On July 28, 2025, the Company issued a press release announcing (i) the Board’s rejection of the MNG Proposal and related determination that the MNG Proposal does not constitute a Superior Proposal (as defined in the Merger Agreement) and is not reasonably likely to lead to a Superior Proposal, (ii) the Company’s entry into the Merger Agreement Amendment, (iii) the Board’s reaffirmation of its recommendation that the shareholders of the Company vote to approve the Merger Agreement, and (iv) the adoption of the Rights Agreement and the declaration of the dividend of Rights. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These statements are based on current expectations, estimates and projections about, among other things, the industry and markets in which the Company operates and the transactions described in this communication. Words such as “anticipate,” “assume,” “believe,” “can,” “could,” “estimate,” “forecast,” “intend,” “expect,” “may,” “project,” “plan,” “seek,” “should,” “target,” “will,” “would” and their opposites and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those set forth in forward-looking statements. While the Company’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of the Company’s management. These risks include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Merger Agreement or the adoption of the Rights Agreement; (iii) the inability to complete the proposed Merger due to the failure to obtain the requisite approval of the Company’s shareholders or the failure to satisfy other conditions to completion of the Merger; (iv) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; (v) the impact, if any, of the announcement or pendency of the Merger on the Company’s relationships with customers or other commercial partners; (vi) the amount of the costs, fees, expenses and charges related to the Merger and the Rights Agreement; (vii) the ability of the Rights Agreement to protect shareholders’ interests and to effectively ensure that the Board has sufficient time to make informed judgments that are in the best interests of the Company and its shareholders; and (viii) other risks described in the Company’s public disclosures and filings with the SEC. All forward-looking statements speak only as of the date of this communication or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. We undertake no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Current Report on Form 8-K.

Additional Information and Where to Find It

This Current Report on Form 8-K is being filed in connection with the proposed Merger. In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC. This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or with respect to the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY IF AND WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. In addition, if and when available, the proxy statement and the documents incorporated therein by reference will be available free of

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charge at the SEC’s website, www.sec.gov. If and when available, the proxy statement and the documents incorporated therein by reference also may be obtained for free at the Company’s website, dallasnewscorporation.com, or by contacting the Company at (214) 977-8869.

Participants in the Solicitation

The Company and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is included in its proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on March 26, 2025, and will be included in the proxy statement relating to the proposed transaction, if and when it becomes available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	First Amendment dated as of July 27, 2025, to Agreement and Plan of Merger, dated as of July 9, 2025, by and among DallasNews Corporation, Hearst Media West, LLC, Destiny Merger Sub, Inc., and, solely for purposes of certain guaranty provisions set forth therein, Hearst Communications, Inc.

3.1	Statement of Resolutions of Series A Junior Participating Preferred Stock of DallasNews Corporation

4.1	Rights Agreement, dated as of July 27, 2025, by and between DallasNews Corporation and Computershare Inc., as Rights Agent (which includes the Form of Rights Certificate attached as Exhibit B thereto)

99.1	Press Release, dated July 28, 2025, issued by DallasNews Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 28, 2025	DALLASNEWS CORPORATION

	By:	/s/ Katy Murray
Katy Murray
President

Exhibit 2.1

FIRST AMENDMENT TO

AGREEMENT AND PLAN OF MERGER

This FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this “Amendment”), dated as of July 27, 2025, is made and entered into by and among Hearst Media West, LLC, a Delaware limited liability company (“Parent”), Destiny Merger Sub, Inc., a Texas corporation (“Merger Sub”), DallasNews Corporation, a Texas corporation (the “Company”), and, solely for purposes of Section 9.17 of the Merger Agreement (as defined below), Hearst Communications, Inc., a Delaware corporation (“Guarantor”). Parent, Merger Sub and the Company are collectively referred to herein as the “Parties” and individually as a “Party”. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Merger Agreement.

WHEREAS, the Parties and Guarantor are party to that certain Agreement and Plan of Merger, dated as of July 9, 2025 (the “Merger Agreement”); and

WHEREAS, the Parties desire to amend the Merger Agreement as set forth herein and in accordance with Section 9.3 of the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Merger Agreement in the following respects:

1. Amendments to the Merger Agreement. In accordance with Section 9.3 of the Merger Agreement, the Parties agree to the following amendments to the Merger Agreement:

a. The following definitions are hereby added to Section 1.1 of the Merger Agreement in alphabetical order:

““Excluded Expenses” means, with respect to the Company and its Subsidiaries, all reasonable fees and expenses of legal counsel incurred or accrued as of immediately prior to the Effective Time by the Company or any of its Subsidiaries (including any such fees or expenses that the Company or any of its Subsidiaries is legally obligated to pay or reimburse) in connection with or as a result of (i) actions taken in response to any unsolicited Acquisition Proposal received by the Company following July 9, 2025, including adoption and implementation of the Rights Agreement and the transactions contemplated thereby, (ii) any Transaction Litigation asserted against the Company, any of its Subsidiaries or any Company Related Party by the Person (or any Affiliate thereof) who has submitted to the Company such Acquisition Proposal, or (iii) any Legal Proceeding asserted against the Company, any of its Subsidiaries or any Company Related Party in connection with, arising from or otherwise relating to actions taken by the Company, any of its Subsidiaries or any Company Related Party in response to such Acquisition Proposal, including adoption and implementation of the Rights Agreement and the transactions contemplated thereby.

“Rights Agreement” means that certain Rights Agreement, dated as of July 27, 2025, by and between the Company and Computershare Inc.”

b. The following definition set forth in Section 1.1 of the Merger Agreement is hereby replaced in its entirety with the following:

““Transaction Expenses” means, without duplication and subject to Section 8.3(a), with respect to the Company and its Subsidiaries, all fees and expenses incurred or accrued as of immediately prior to the Effective Time (except as expressly set forth in clause (iv) below) by the Company or any of its Subsidiaries (including any such fees or expenses that the Company or any of its Subsidiaries is legally obligated to pay or reimburse) in connection with or as a result of the Transactions pursuant to any Contract in effect as of immediately prior to the Effective Time, whether payable prior to, at or after the Effective Time, including (i) any fees and expenses (other than Excluded Expenses) of legal counsel, accountants, financial advisors, investment bankers, brokers, consultants, and other advisors of the Company or any such Subsidiary; (ii) all fees paid to the SEC in connection with filing the Proxy Statement, and any amendments and supplements thereto; (iii) any fees and expenses in connection with the printing, mailing and distribution of the Proxy Statement and any amendments and supplements thereto; (iv) any change of control payments, transaction bonuses, severance payments, or other similar payments, including those payable only upon the additional passage of time, but excluding those payable as a result of any action taken by Parent, Merger Sub or the Surviving Corporation, and (v) without duplication, those set forth on Section 1.1(c) of the Company Disclosure Letter.”

c. Section 2.7(a)(iii) of the Merger Agreement is hereby amended and restated in its entirety as follows:

“each Share that is issued and outstanding as of immediately prior to the Effective Time (other than Owned Company Shares and Dissenting Company Shares) shall automatically be cancelled and extinguished and automatically converted into the right to receive $15.00 in cash per Share, without interest (the “Per Share Price”), less any amounts entitled to be deducted or withheld in accordance with Section 2.11, and shall cease to be outstanding or exist.”

d. Section 2.7(b) of the Merger Agreement is hereby amended and restated in its entirety as follows:

“If, at any time during the period between the date of this Agreement and the Effective Time, there is any change to the outstanding shares of capital stock of the Company (or securities convertible or exchangeable into or exercisable for such shares), including by reason of any reclassification, recapitalization, stock split (including a reverse stock split) or combination, exchange, readjustment, or issuance of shares (including as a result of any exercise of any rights to acquire shares as contemplated under the Rights Agreement), or any stock dividend thereon with a record date during such period, or other similar transaction, then the Per Share Price and, to the extent applicable, any other provisions of the Agreement shall be equitably adjusted and modified to reflect the effect of such change (so that the holders of Shares, Parent, and Merger Sub are provided the same economic effect as contemplated by this Agreement prior to such event); provided that nothing in this Section 2.7(b) shall be construed to permit the Company or any Subsidiary thereof to take any action otherwise prohibited by the terms of this Agreement; and provided, however, that cash dividends and grants of equity compensation not prohibited by the terms hereof shall not result in any adjustment to the Per Share Price.”

e. Section 3.3(d) of the Merger Agreement is hereby amended and restated in its entirety as follows:

“Anti-Takeover Laws; Rights Agreement. Assuming that the representations of Parent and Merger Sub set forth in Section 4.6 are true and correct, (i) the Company Board has taken all necessary actions so that neither Parent nor Merger Sub will be an “affiliated shareholder” in connection with this Agreement or the Transactions and that the restrictions

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on business combinations set forth in Section 21.606 of the TBOC and any other similar applicable “anti-takeover” Law will not be applicable to this Agreement or the Transactions and no further action is required, and (ii) there is no “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar anti-takeover statute or regulation, or takeover-related provision in the Charter or the Bylaws, or any stockholder rights plan or similar agreement, in each case that is applicable to Parent, Merger Sub, this Agreement or the Transactions or that would prohibit or restrict the ability of the Company to enter into this Agreement or its ability to consummate the Transactions. As of the date of this Amendment, each of the Company and the Company Board has taken all necessary actions to ensure that (A) none of Parent, Merger Sub, or any of their respective Affiliates will become an Acquiring Person (as defined in the Rights Agreement) as a result of the Transactions and (B) neither a Stock Acquisition Date nor a Distribution Date (each as defined in the Rights Agreement) will occur by reason of the approval, execution, delivery, or performance of this Agreement or the Voting and Support Agreement, including any approval, execution, delivery, or performance of any amendments thereto, or the announcement or consummation of the Merger or any of the other transactions contemplated by this Agreement or the Voting and Support Agreement.”

f. The first sentence of Section 3.6(a) of the Merger Agreement is hereby amended and restated in its entirety as follows:

“The authorized capital stock of the Company consists of (i) 31,250,000 Shares, 22, 500,000 of which are designated as Company Series A Common Stock and 7,500,000 of which are designated as Company Series B Common Stock and (ii) 2,000,000 shares of Company Preferred Stock, of which 200,000 are designated as Series A Junior Participating Preferred Stock.”

g. The last sentence of Section 3.6(a) of the Merger Agreement is hereby amended and restated in its entirety as follows:

“Since the Capitalization Date, the Company has not “(x) issued or granted any Company Securities or (y) established a record date for, declared, set aside for payment or paid any dividend on, any Company Securities, except as contemplated by the Rights Agreement.”

h. Clauses (b) and (c) of Section 3.6 of the Merger Agreement are hereby amended and restated in its entirety as follows:

“(b) Company Securities. Since the Capitalization Date, no stock-based awards have been granted and no shares of Company Capital Stock have been issued. Other than as set forth in Section 3.6(a) and except as contemplated by the Rights Agreement, there are (i) no issued, reserved for issuance or outstanding shares of capital stock of, or other equity or voting interest in, the Company; (ii) no outstanding securities of the Company convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company; (iii) no outstanding options, warrants or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company; (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company; (v) no outstanding shares of restricted stock, restricted stock units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights

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that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company (the items in clauses (i), (ii), (iii), (iv) and (v), collectively with the Company Capital Stock, the “Company Securities”); (vi) no voting trusts, proxies or similar arrangements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company; (vii) no obligations or binding commitments of any character restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company to which the Company is a party or by which it is bound; and (viii) no other obligations by the Company to make any payments based on the price or value of any Company Securities or any dividends or other distributions declared or paid on any shares of capital stock of, or other equity or voting interest in, the Company. The Company is not a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no debentures, bonds, notes or other indebtedness for borrowed money of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the Company Shareholders may vote. The Company does not have a stockholder rights plan in effect except for the Rights Agreement.

(c) No Other Rights. The Company is not a party to any Contract except the Rights Agreement relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities.”

2. Ratification; Entire Agreement. This Amendment will not affect any terms of the Merger Agreement other than those amended by this Amendment and is only intended to amend, alter or modify the Merger Agreement as expressly stated herein. Except as amended by this Amendment, the Merger Agreement remains in full force and effect, enforceable against each of the Parties and the Guarantor, and is hereby ratified and acknowledged by each of the Parties and the Guarantor. The Merger Agreement, as amended by this Amendment, constitutes the entire agreement among the parties to this Amendment with respect to the subject matter of this Amendment, supersedes all prior agreements and understandings, both written and oral, among such parties with respect to the subject matter of this Amendment, and may not be amended, supplemented or changed orally but only by an agreement in writing signed by the party or parties against whom enforcement is sought and making specific reference to this Amendment. If there are any conflicts between this Amendment and the Merger Agreement, then this Amendment will govern and control.

3. Miscellaneous. The provisions set forth in Article 9 (General Provisions) of the Merger Agreement are hereby incorporated by reference and shall apply to this Amendment mutatis mutandis as if such provisions were fully set forth herein.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be duly executed on its behalf as of the date first written above.

PARENT:

HEARST MEDIA WEST, LLC

By:	/s/ Jeffrey M. Johnson
Name: Jeffrey M. Johnson
Title: President

MERGER SUB:

DESTINY MERGER SUB, INC.

By:	/s/ Jeffrey M. Johnson
Name: Jeffrey M. Johnson
Title: President

COMPANY:

DALLASNEWS CORPORATION

By:	/s/ Grant S. Moise
Name: Grant S. Moise
Title: Chief Executive Officer

Solely for purposes of Section 9.17:

GUARANTOR:

HEARST COMMUNICATIONS, INC.

By:	/s/ Jeffrey M. Johnson
Name: Jeffrey M. Johnson
Title: Senior Vice President

Signature Page to First Amendment to Agreement and Plan of Merger

Exhibit 3.1

STATEMENT OF RESOLUTIONS

OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

DALLASNEWS CORPORATION

Pursuant to Section 21.155 of the Texas Business Organizations Code

DallasNews Corporation, a corporation organized and existing under the laws of the State of Texas (the “Corporation”), hereby certifies that, as required by Section 21.155 of the Texas Business Organizations Code, the following resolution was adopted by all necessary action on the part of the Corporation on July 27, 2025, by the Board of Directors of the Corporation at a meeting duly held on July 27, 2025:

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation (the “Board”) in accordance with the provisions of the Certificate of Formation of the Corporation (the “Certificate of Formation”) and Section 21.155 of the Texas Business Organizations Code, a series of Preferred Stock, par value $0.01 per share, of the Corporation (the “Preferred Stock”) be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations, and restrictions thereof are as follows:

Section 1. Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” and the number of shares constituting the Series A Junior Participating Preferred Stock shall be 200,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no such decrease shall reduce the number of shares of the Series A Junior Participating Preferred Stock to a number less than the number of shares then outstanding, plus the number reserved for issuance upon the exercise of options, rights or warrants, or upon conversion of any outstanding securities issued by the Corporation convertible into Series A Junior Participating Preferred Stock.

Section 2. Dividends and Distributions.

(a) Subject to the prior and superior rights of the holders of any shares of any other class or series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of Series A Common Stock, par value $0.01 per share, of the Corporation (the “Series A Common Stock”) and Series B Common Stock, par value $0.01 per share, of the Corporation (the “Series B Common Stock” and, together with the Series A Common Stock, the “Common Stock”), and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September, and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $10.00 or (ii) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after July 27, 2025 (the “Rights Dividend Declaration Date”) (A) declare any dividend on Common Stock payable in shares of Common Stock, (B) subdivide the outstanding Common Stock or (C) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in Section 2(a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10.00 per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

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(b) Except as otherwise provided herein or by law or in any other Statement of Resolutions creating a series of preferred stock, or any similar stock, the holders of shares of Series A Junior Participating Preferred Stock, the holders of shares of Common Stock, and the holders of any other class or series of capital stock of the Corporation entitled to vote generally together with the Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c) If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) that shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two directors.

(i) During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to Section 3(c)(iii) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided, that such voting right shall not be exercised unless the holders of 10% in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board as may then exist up to two directors or, if such right is exercised at an annual meeting, to elect two directors. If the number that may be so elected at any special meeting does not amount to the required number, the holders of Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.

(ii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board may order, or any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Section 3(c)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to such holder at such holder’s last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this Section 3(c)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iii) In any default period, the holders of Common Stock, and other classes or series of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two directors voting as a class, after the exercise of which right (A) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of

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the default period, and (B) any vacancy in the Board may (except as provided in Section 3(c)(ii)) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock that elected the director whose office shall have become vacant. References in this Section 3(c) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (B) of the foregoing sentence.

(iv) Immediately upon the expiration of a default period, (A) the right of the holders of Preferred Stock as a class to elect directors shall cease, (B) the term of any directors elected by the holders of Preferred Stock as a class shall terminate, and (C) the number of directors shall be such number as may be provided for in the Certificate of Formation or Bylaws irrespective of any increase made pursuant to the provisions of Section 3(c)(ii) (such number being subject, however, to change thereafter in any manner provided by law or in the Certificate of Formation or Bylaws). Any vacancies in the Board effected by the provisions of clauses (B) and (C) in the preceding sentence may be filled by a majority of the remaining directors.

(d) Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, or make any other distributions on, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii) declare or pay dividends on, or make any other distributions on, any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock, provided, that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

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(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Section 4(a), purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, Formation to the conditions and restrictions on issuance set forth herein, in the Certificate of Formation, or in any other Statement of Resolutions creating a series of Preferred Stock or any similar stock, or as otherwise required by law.

Section 6. Liquidation, Dissolution or Winding Up.

(a) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount equal to $1,000 per share of Series A Junior Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in Section 6(c) below) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(b) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(c) In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

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Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or converted into other stock or securities, cash or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged for or converted into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted or exchanged. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (a) declare any dividend on Common Stock payable in shares of Common Stock, (b) subdivide the outstanding Common Stock or (c) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the immediately preceding sentence with respect to the exchange or conversion of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

Section 9. Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock, and to any other class of preferred stock that hereafter may be issued by the Corporation, as to the payment of dividends and the distribution of assets, unless the terms of any such series or class shall provide otherwise.

Section 10. Amendment. Except as set forth in Section 1 hereof, at any time when any shares of Series A Junior Participating Preferred Stock are outstanding, neither the Certificate of Formation nor this Statement of Resolutions shall be amended, either directly or indirectly, or through merger or consolidation with another entity, in any manner that would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

Section 11. Fractional Shares. The Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions, and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, DallasNews Corporation has caused this Statement of Resolutions to be signed by the undersigned this 27th day of July, 2025.

DALLASNEWS CORPORATION

By:	/s/ Grant S. Moise
Name: Grant S. Moise
Title: Chief Executive Officer

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Exhibit 4.1

RIGHTS AGREEMENT

between

DALLASNEWS CORPORATION

and

COMPUTERSHARE INC.,

as Rights Agent

Dated as of July 27, 2025

i

Exhibit A	Form of Statement of Resolutions
Exhibit B	Form of Rights Certificate
Exhibit C	Form of Summary of Rights to Purchase Preferred Stock

ii

RIGHTS AGREEMENT

RIGHTS AGREEMENT, dated as of July 27, 2025 (this “Agreement”), between DALLASNEWS CORPORATION, a Texas corporation (the “Company”), and COMPUTERSHARE INC., a Delaware corporation, as successor-in-interest to Computershare Shareowner Services LLC (f/k/a Mellon Investor Services LLC) (the “Rights Agent”).

RECITAL

WHEREAS, on July 27, 2025 (the “Rights Dividend Declaration Date”), the Board authorized and declared a dividend distribution of one right (each, a “Right,” and together with all other such rights distributed or issued pursuant hereto, the “Rights”) for each share of Common Stock outstanding at the Close of Business on August 7, 2025 (the “Record Date”), and further authorized and directed the issuance of one Right (as such number may hereinafter be adjusted pursuant hereto) with respect to each share of Common Stock issued between the Record Date (whether originally issued or delivered from the Company’s treasury) and, except as otherwise provided in Section 22 hereof, the earlier of the Distribution Date and the Expiration Date, each Right initially representing the right to purchase one one-thousandth of a share of Preferred Stock, upon the terms and subject to the conditions hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 10% or more of the Series A Common Stock then outstanding, but shall not include an Exempt Person; provided, however, that no Person who or which, together with all Affiliates and Associates of such Person, is the Beneficial Owner of Series A Common Stock representing less than 20% of the Series A Common Stock then outstanding, and which is entitled to file, and files a statement on Schedule 13G pursuant to Rule 13d-1(b) or 13d-1(c) of the General Rules and Regulations under the Exchange Act (as in effect on the date of this Agreement) with respect to the Common Stock beneficially owned by such Person (a “13G Investor”), shall be deemed to be an “Acquiring Person”; provided, further, however, that a Person who was deemed a 13G Investor shall no longer be deemed such if it files a statement on Schedule 13D pursuant to Rule 13d-1(a), 13d-1(e), 13d-1(f) or 13d-1(g) of the General Rules and Regulations under the Exchange Act (as in effect on the date of this Agreement) with respect to the Common Stock beneficially owned by such Person and shall be deemed an “Acquiring Person” if it is the Beneficial Owner of 10% or more of the Series A Common Stock then outstanding at any point from the time it first became subject to an obligation to file (regardless of the due date of such filing) such statement on Schedule 13D; provided, that if at such time such Person’s Beneficial Ownership is not less than 10% of the Series A Common Stock, then such Person shall have 10 days from such time to reduce its Beneficial Ownership to below 10% of the Series A Common Stock before being deemed an “Acquiring Person” but shall be deemed an “Acquiring Person” if after reducing its Beneficial Ownership to below 10% of the Series A Common Stock it subsequently becomes the Beneficial Owner of 10% or more of the Series A Common Stock or if, prior to reducing its Beneficial Ownership to below 10% of the Series A Common Stock, it increases (or makes any offer or takes any other action that would increase) its Beneficial Ownership of the then-outstanding Series A Common Stock (other than as a result of an acquisition of Series A Common Stock by the Company) above the lowest Beneficial Ownership of such Person at any time during such 10-day period. Notwithstanding the foregoing:

(i) any Person who or which, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 10% (20% in the case of a 13G Investor) or more of the Series A Common Stock then outstanding as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of Common Stock by the Company shall not be deemed an “Acquiring Person” unless and until such Person, together with all Affiliates and Associates of such Person, acquires Beneficial Ownership of any additional shares of Common Stock (other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all registered holders of Common Stock are treated substantially equally) while the Beneficial Owner of 10% (20% in the case of a 13G Investor) or more of the Series A Common Stock then outstanding;

(ii) if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person” has become such inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement and had no intention of changing or influencing control of the Company), and such Person divests as promptly as practicable (as determined by the Board in its sole discretion) a sufficient number of shares of Common Stock (without exercising or retaining any power, including, without limitation, voting power, with respect to such shares) so that such Person is no longer the Beneficial Owner of 10% (20% in the case of a 13G Investor) or more of the Series A Common Stock then outstanding, then such Person shall not be deemed to be or ever to have been an “Acquiring Person” for any purposes of this Agreement as a result of such inadvertent acquisition;

(iii) if a bona fide swaps dealer who would otherwise be an “Acquiring Person” has become so as a result of its actions in the ordinary course of its business that the Board determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company, then, and unless and until the Board shall otherwise determine, such person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement; and

(iv) any Person who or which, together with all Affiliates and Associates of such Person, is, as of the date of this Agreement or, if later, immediately prior to the public announcement of the adoption of this Agreement, the Beneficial Owner of 10% (20% in the case of a 13G Investor) or more of the Series A Common Stock then outstanding (herein referred to as a “Grandfathered Stockholder”). A Person ceases to be a “Grandfathered Stockholder” if and when (A) such Person becomes the Beneficial Owner of less than 10% (20% in the case of a 13G Investor) or more of the Series A Common Stock then outstanding; or (B) such Person increases its Beneficial Ownership of shares of Series A Common Stock to an amount equal to or greater than the greater of (1) 10% (20% in the case of a 13G Investor) or more of the Series A Common Stock then outstanding and (2) the sum of (x) the lowest Beneficial Ownership of such Person as a percentage of the shares of Series A Common Stock outstanding as of any time from and after the public announcement of this Agreement (other than as a result of an acquisition of shares of Series A Common Stock by the Company) plus (y) one share of Series A Common Share then outstanding. For the avoidance of doubt, if, after the time of the first public announcement of this Agreement, any Derivative Position or other agreement, arrangement or understanding pursuant to which any Grandfathered Stockholder is deemed to be the Beneficial Owner of shares of Series A Common Stock is, directly or indirectly, replaced, extended, amended or substituted with respect to the same or different shares of Series A Common Stock for any reason (including, without limitation, because it expired, was settled in whole or in part, terminated or no longer confers any benefit to or imposes any obligation on the Grandfathered Stockholder (or as applicable, an Affiliate or Associate of the Grandfathered Stockholder)), then such Derivative Position or other agreement, arrangement or understanding shall be considered the acquisition of Beneficial Ownership of additional shares of Series A Common Stock by the Grandfathered Stockholder and render such Grandfathered Stockholder an Acquiring Person for purposes of this Agreement unless, upon such acquisition of Beneficial Ownership of additional shares of Series A Common Stock, such Person is not the Beneficial Owner of 10% (20% in the case of a 13G Investor) or more of the Series A Common Stock then outstanding.

For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall include the number of shares of Common Stock not outstanding at the time of such calculation that such Person is otherwise deemed to beneficially own for purposes of this Agreement. The number of shares of Common Stock not outstanding that such Person is otherwise deemed to beneficially own for purposes of this Agreement shall be deemed to be outstanding for the purpose of computing the percentage of the outstanding number of shares of Common Stock beneficially owned by such Person but shall not be deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by any other Person.

(b) “Act” shall mean the Securities Act of 1933, as amended.

(c) “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

(d) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement; provided, however, that no director or officer of the Company shall be deemed an Affiliate or Associate of any other director or officer of the Company solely as a result of his or her being a director or officer of the Company.

(e) “Agreement” shall have the meaning set forth in the preamble hereto.

(f) A Person shall be deemed the “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” of, and shall be deemed to “beneficially own,” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement);

(ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, to have “Beneficial Ownership” of, or to “beneficially own,” (A) securities tendered pursuant to a tender offer or exchange offer made in accordance with the General Rules and Regulations under the Exchange Act by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(i) or Section 11(p) hereof in connection with an adjustment made with respect to any Original Rights;

(iii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, to have “Beneficial Ownership” of, or to “beneficially own,” any security as a result of an agreement, arrangement, or understanding (whether or not in writing) to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy (as such term is defined in Regulation 14A under the Exchange Act) given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, including the disclosure requirements of Schedule 14A thereunder, and (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

(iv) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to Section 1(f)(iii)) or disposing of any voting securities of the Company; or

(v) which are the subject of, or the reference securities for, or that underlie, any Derivative Position of such Person or any of such Person’s Affiliates or Associates, with the number of shares of Common Stock deemed Beneficially Owned in respect of a Derivative Position being the notional or other number of shares of Common Stock in respect of such Derivative Position (without regard to any short or similar position) that is specified in (i) one or more filings with the Securities and Exchange Commission by such Person or any of such Person’s Affiliates or Associates or (ii) the documentation evidencing such Derivative Position as the basis upon which the value or settlement amount of such Derivative Position, or the opportunity of the holder of such Derivative Position to profit or share in any profit, is to be calculated in whole or in part (whichever of (i) or (ii) is greater), or if no such number of shares of Common Stock is specified in such filings or documentation (or such documentation is not available to the Board), as determined by the Board in its reasonable discretion.

Notwithstanding anything to the contrary in this Section 1(f), nothing in this Section 1(f) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, to have “Beneficial Ownership” of, or to “beneficially own,” any securities acquired or which such Person has the right to acquire through such Person’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of 40 days.

(g) “Board” shall mean the Board of Directors of the Company or any duly authorized committee thereof.

(h) “Book Entry Share” shall mean an uncertificated share of Common Stock registered in book entry form.

(i) “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(j) “Certificate of Formation” shall mean the Company’s Certificate of Formation, as such may be amended, modified or restated from time to time.

(k) “Close of Business” on any given date shall mean 5:00 p.m., New York City time, on such date; provided, however, that, if such date is not a Business Day, it shall mean 5:00 p.m., New York City time, on the next succeeding Business Day.

(l) “Common Stock” shall mean, together, shares of the Series A Common Stock and the Series B Common Stock, except that “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) of such Person with the greatest voting power, or the equity securities or other equity interests having power to control or direct the management of such Person.

(m) “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(n) “Company” shall have the meaning set forth in the preamble hereto, except as otherwise provided in Section 13(a) hereof.

(o) “Current Market Price” shall have the meaning set forth in Section 11(d) hereof.

(p) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(q) “Derivative” shall have the meaning set forth in Section 1(r) hereof.

(r) “Derivative Position” shall mean any option, warrant, convertible security, stock appreciation right, or other security, contract right or derivative position or similar right (including any “swap” transaction with respect to any security, other than a broad based market basket or index) (any of the foregoing, a “Derivative”), whether or not presently exercisable, that (i) has an exercise or conversion privilege or a settlement payment or mechanism at a price related to the value of the shares of Common Stock or a value determined in whole or in part with reference to, or derived in whole or in part from, the value of the shares of Common Stock and that increases in value as the market price or value of the shares of Common Stock increases or that provides an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of the shares of Common Stock and (ii) is capable of being settled, in whole or in part, through delivery of shares of Common Stock (whether on a required or optional basis, and whether such settlement may occur immediately or only after the passage of time, the occurrence of conditions, the satisfaction of regulatory requirements or otherwise), in each case regardless of whether (A) it conveys any voting rights in such shares of Common Stock to any Person or (B) any Person (including the holder of such Derivative Position) may have entered into other transactions that hedge its economic effect.

(s) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(t) “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(u) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(v) “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(w) “Exempt Person” shall mean (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any Person or entity organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such employee benefit plan, or (v) Parent, Merger Sub, the Supporting Shareholders or any of their respective Affiliates and Associates to the extent that any of them would otherwise be deemed to be an Acquiring Person, either individually or collectively, by virtue of or as a result of (a) the approval, adoption, execution, delivery and, if applicable, any amendment, of the Merger Agreement or the Voting and Support Agreement, (b) the acquisition or the right to acquire beneficial ownership of shares of Common Stock as a result of the execution and entry of the Merger Agreement by the parties thereto, (c) the execution and entry of the Voting and Support Agreement by the respective parties thereto, (d) the exercise by Parent of its rights under the Merger Agreement and the Voting and Support Agreement, or (e) the public announcement and consummation of the Merger or any of the other transactions contemplated by the Merger Agreement or the Voting and Support Agreement.

(x) “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(y) “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(z) “Grandfathered Stockholder” shall have the meaning set forth in Section 1(a)(iv) hereof.

(aa) “Merger” shall mean the merger of Merger Sub with and into the Company pursuant to and in accordance with the terms of the Merger Agreement.

(bb) “Merger Agreement” shall mean that certain Agreement and Plan of Merger, dated as of July 9, 2025 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof), by and among the Company, Parent, Merger Sub and, solely for purposes of Section 9.17 therein, Hearst Communications, Inc., a Delaware corporation.

(cc) “Merger Sub” shall mean Destiny Merger Sub, Inc., a Texas corporation and a wholly owned subsidiary of Parent.

(dd) “Parent” shall mean Hearst Media West, LLC, a Delaware limited liability company

(ee) “Nasdaq” shall have the meaning set forth in Section 11(c)(i).

(ff) “Original Rights” shall have the meaning set forth in Section 1(f)(ii) hereof.

(gg) “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, association, trust, syndicate, unincorporated organization or other entity, and shall include any successor (by merger or otherwise) of such entity.

(hh) “Preferred Stock” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the Certificate of Amendment to Statement of Resolutions attached to this Agreement as Exhibit A, and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

(ii) “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(jj) “Purchase Price” shall have the meaning set forth in Section 7(b) hereof.

(kk) “Record Date” shall have the meaning set forth in the recital to this Agreement.

(ll) “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(mm) “Right” shall have the meaning set forth in the recital to this Agreement.

(nn) “Rights Agent” shall have the meaning set forth in the preamble hereto, except as otherwise provided in Section 19 and Section 21 hereof.

(oo) “Rights Certificate” shall have the meaning set forth in Section 3(a) hereof.

(pp) “Rights Dividend Declaration Date” shall have the meaning set forth in the recital to this Agreement.

(qq) “Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii) hereof.

(rr) “Section 13 Event” shall mean any event described in Section 13(a)(i), Section 13(a)(ii) or Section 13(a)(iii) hereof.

(ss) “Series A Common Stock” shall mean shares of the Series A Common Stock, par value $0.01 per share, of the Company.

(tt) “Series B Common Stock” shall mean shares of the Series B Common Stock, par value $0.01 per share, of the Company.

(uu) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(vv) “Signature Guarantee” shall have the meaning set forth in Section 6(a) hereof.

(ww) “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

(xx) “Subsidiary” shall mean, with reference to any Person, any other Person of which an amount of voting securities (or other ownership interests having ordinary voting power) sufficient to elect or appoint at least a majority of the directors (or other persons performing similar functions) of such other Person is beneficially owned, directly or indirectly, by such first-mentioned Person or otherwise controlled by such first-mentioned Person.

(yy) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(zz) “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(aaa) “Supporting Shareholders” shall have the meaning set forth in Section 1(fff) hereof.

(bbb) “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(ccc) “Triggering Event” shall mean a Section 11(a)(ii) Event or any Section 13 Event.

(ddd) “Trust” shall have the meaning set forth in Section 24(f) hereof.

(eee) “Trust Agreement” shall have the meaning set forth in Section 24(f) hereof.

(fff) “Voting and Support Agreement” means that certain Voting and Support Agreement, dated as of July 9, 2025, by and among Parent, Robert W. Decherd and certain of his affiliates (collectively, the “Supporting Shareholders”).

Section 2. Appointment of the Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent setting forth the respective duties of the Rights Agent and any co-rights agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agents.

Section 3. Issuance of Rights Certificates.

(a) Until the earlier of (i) the Close of Business on the 10th day after the Stock Acquisition Date (or, if the 10th day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) and (ii) the Close of Business on the 10th Business Day (or such later date as the Board may determine prior to the occurrence of a Section 11(a)(ii) Event) after the date of commencement by or on behalf of any Person (other than an Exempt Person) of a tender offer or exchange offer, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (A) the Rights will be evidenced (subject to Section 3(b) and Section 3(c) hereof) by the certificates for the Common Stock registered in the names of the holders of the Common Stock or, in the case of Book Entry Shares, by notation in accounts reflecting the ownership of such Common Stock (which certificates and Book Entry Shares, as applicable, will also be deemed to be Rights Certificates), and not by separate certificates, and the registered holders of shares of Common Stock shall also be the registered holders of the associated Rights, and (B) the Rights will be transferable only in connection with the transfer of the underlying Common Stock (including a transfer to the Company); provided, however, that, if a tender offer or exchange offer is terminated prior to the occurrence of a Distribution Date, then no Distribution Date shall occur as a result of such tender offer or exchange offer. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (or the Rights Agent, if requested to do so by the Company and provided with all necessary documentation and information, in form and substance reasonably satisfactory to the Rights Agent, will send), in accordance with Section 26 hereof, to each record holder of the Common Stock as of the Close of Business on the Distribution Date (other than an Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company or the transfer agent or registrar for the shares of Common Stock, one or more rights certificates, in substantially the form of Exhibit B hereto (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(i) or Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall not be required to issue Rights Certificates evidencing fractional Rights, but may, in lieu thereof, make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates evidencing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing within two (2) Business Days. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b) As promptly as practicable following the Record Date, the Company shall send a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), to each record holder of Common Stock as of the Close of Business on the Record Date in accordance with Section 25 hereof. With respect to certificates representing Common Stock and Book Entry Shares outstanding as of the Record Date, until the earlier of the Distribution Date and the Expiration Date, the Rights associated with such Common Stock will be evidenced by such certificates for Common Stock registered in the names of the holders thereof or Book Entry Shares, as applicable, in each case together with a copy of the Summary of Rights. Until the earlier of the Distribution Date and the Expiration Date, the surrender for transfer of any share of Common Stock outstanding on the Record Date (whether evidenced by certificates for Common Stock registered in the names of the holders thereof or Book Entry Shares), with or without a copy of the Summary of Rights, shall also constitute the transfer of the Right associated therewith.

(c) Rights shall, without any further action, be issued in respect of all shares of Common Stock that are issued (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date and, to the extent provided in Section 22 hereof, in respect of Common Stock issued after the Distribution Date. Certificates evidencing such Common Stock shall have printed or otherwise affixed to them a legend or statement substantially in the following form:

This certificate also evidences and entitles the registered holder hereof to certain rights as set forth in the Rights Agreement between DallasNews Corporation (the “Company”) and Computershare Inc. (or any successor Rights Agent), as Rights Agent thereunder, dated as of July 27, 2025, as it may from time to time be amended or supplemented (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the registered holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights beneficially owned by any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently beneficially owned by or on behalf of such Person or by any subsequent beneficial owner, may become null and void.

With respect to any Book Entry Shares, a legend or statement in substantially the form of the foregoing shall be included in the confirmation or account statement or other notice sent to the record holder of such shares in accordance with applicable law. Until the earlier of the Distribution Date and the Expiration Date, the Rights associated with the Common Stock evidenced by such certificates and such Book Entry Shares shall be evidenced by such certificates or such Book Entry Shares alone, and the surrender for transfer of any certificate or Book Entry Shares, as applicable, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with such Common Stock that are no longer outstanding. Notwithstanding this Section 3(c), neither the omission of a legend or statement nor the failure to deliver the notice of such legend or statement required hereby shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

(d) After the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, if new certificate(s) representing shares of Common Stock are issued in connection with the transfer, split up, combination or exchange of certificate(s) representing shares of Common Stock, or if new certificate(s) representing shares of Common Stock are issued to replace any certificate(s) that have been mutilated, destroyed, lost or stolen, then such new certificate(s) shall bear a legend or statement in substantially the form of the foregoing.

Section 4. Form of Rights Certificates. The Rights Certificates (and the forms of election to purchase and of assignment and the certificates contained therein to be printed on the reverse thereof) shall each be substantially in the form attached hereto as Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (which shall not affect the rights, duties, liabilities, protections or responsibilities of the Rights Agent hereunder) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 7, 11, 13, 22, 23, 24 and 27 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the registered holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the Purchase Price, but the amount and type of securities or other assets that may be acquired upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

Section 5. Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company or by such officers as the Board may designate, either manually or by facsimile signature. The Rights Certificates shall be countersigned by an authorized signatory of the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by an authorized signatory of the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by an authorized signatory of the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of execution of this Agreement any such person was not such an officer. In case any authorized signatory of the Rights Agent who has countersigned any Rights Certificate ceases to be an authorized signatory of the Rights Agent before issuance and delivery by the Company, such Rights Certificate, nevertheless, may be issued and delivered by the Company with the same force and effect as though the person who countersigned such Rights Certificate had not ceased to be an authorized signatory of the Rights Agent; and any Rights Certificate may be countersigned on behalf of the Rights Agent by any person who, at the actual date of the countersignature of such Rights Certificate, is properly authorized to countersign such Rights Certificate, although at the date of execution of this Agreement any such person was not so authorized.

(b) Following the Distribution Date, upon receipt by the Rights Agent of notice to that effect and all other relevant documentation and information referred to and in accordance with Section 3(a) hereof, the Rights Agent will keep, or cause to be kept, at its office or offices designated for such purpose, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, and the date of each of the Rights Certificates.

Section 6. Transfer, Split-Up, Combination, and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Section 7(e) and Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates evidencing Rights that have become null and void pursuant to Section 7(e) hereof or that have been redeemed or exchanged pursuant to Section 23 or Section 24 hereof) may be transferred, split-up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following the occurrence of a Triggering Event, Series A Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series A Common Stock or a Book Entry Share of Series A Common Stock), Series B Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series B Common Stock or a Book Entry Share of Series B Common Stock), other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split-up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split-up, combined or exchanged, with the form of assignment and certificate contained therein properly completed and duly executed, at the office or offices of the Rights Agent designated for such purpose, along with a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association (a “Signature Guarantee”) and such other and further documentation as the Company or the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have properly completed and duly signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence, as the Company or the Rights Agent may reasonably request, of the identity of the Beneficial Owner (or former Beneficial Owner), any Affiliates or Associates thereof or of any other Person with which such Beneficial Owner or any of such Beneficial Owner’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of securities of the Company. Thereupon the Rights Agent shall, subject to Section 7(e), Section 14, and Section 24 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. Pursuant to the provisions of this Agreement, the Company or the Rights Agent may require payment from a registered holder of a Rights Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination or exchange of Rights Certificates. The Rights Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of such taxes and/or charges unless and until it is satisfied that all such payments have been made, and the Rights Agent shall as soon as commercially practicable forward any such sum collected by it to the Company or to such Person(s) as the Company may specify by written notice.

(b) Subject to the provisions of this Agreement, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, along with such other and further documentation as the Company or the Rights Agent may reasonably request, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 7(e) hereof, at any time after the Distribution Date, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c) and Section 11(a)(iii) hereof), in whole or in part, upon surrender of the Rights Certificate, with the form of election to purchase and the certificate contained therein properly completed and duly executed (accompanied by a Signature Guarantee), to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or, following the occurrence of a Triggering Event, Series A Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series A Common Stock or a Book Entry Share of Series A Common Stock), Series B Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series B Common Stock or a Book Entry Share of Series B Common Stock), other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable and an amount equal to any applicable tax or charge required to be paid under Section 9 hereof, at or prior to the earliest of (i) the Close of Business on July 26, 2026 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, (iii) immediately prior to the closing of any merger or other acquisition transaction (including the Merger) involving the Company pursuant to an agreement of the type described in Section 13(d) (including the Merger Agreement), at which time this Agreement and the Rights shall be deemed terminated, and (iv) the time at which the Rights are exchanged in full as provided in Section 24 hereof (the earliest of (i), (ii), (iii) and (iv) being herein referred to as the “Expiration Date”). Except for those provisions herein that expressly survive the termination of this Agreement, this Agreement shall terminate at such time as the Rights are no longer exercisable hereunder (including immediately prior to the consummation of the Merger in accordance with the terms of the Merger Agreement).

(b) The purchase price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right initially shall be $90.00, shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) hereof, and shall be payable in accordance with Section 7(c) hereof (such purchase price, as so adjusted, the “Purchase Price”).

(c) Upon receipt of a Rights Certificate evidencing exercisable Rights, with the form of election to purchase and the certificate contained therein properly completed and duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or, following the occurrence of a Triggering Event, Series A Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series A Common Stock or a Book Entry Share of Series A Common Stock), Series B Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series B Common Stock or a Book Entry Share of Series B Common Stock), other securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax or charge required to be paid by the holder of such Rights Certificate in accordance with Section 9 hereof, or evidence satisfactory to the Company or the Rights Agent of payment of such tax or charge, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts evidencing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case, certificates for Preferred Stock evidenced by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such requests, (ii) when necessary to comply with this Agreement, requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) when necessary to comply with this Agreement, after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d) In case the registered holder of any Rights Certificate shall properly exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Sections 6 and 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or any such Associate or Affiliate) or to any Person with whom the Acquiring Person (or any such Associate or Affiliate) has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights, shares of Common Stock or the Company or (B) a transfer that the Board, in its sole discretion, has determined is part of a plan, arrangement or understanding (whether or not in writing) that has, as a primary purpose or effect, the avoidance of the provisions of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights or preferences whatsoever with respect to such Rights, whether under any provision of this Agreement, the Rights Certificates or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) are complied with, but shall have no liability to any holder of Rights Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.

(f) Notwithstanding anything in this Agreement or any Rights Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of a Rights Certificate upon the occurrence of any purported exercise as set forth in this Section 7 by such registered holder unless such registered holder shall have (i) properly completed and duly executed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Affiliates or Associates thereof as the Company or the Rights Agent may reasonably request.

Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall destroy such cancelled Rights Certificates in accordance with the Rights Agent’s procedures, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Reservation and Availability of Capital Stock.

(a) The Company covenants and agrees that at all times prior to the Expiration Date it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock and/or out of any shares of Preferred Stock held in its treasury (and following the occurrence of a Triggering Event, out of the authorized but unissued shares of such other equity securities of the Company as may be issuable upon exercise of the Rights and/or out of any shares of such securities held in its treasury), the number of shares of Preferred Stock (and following the occurrence of a Triggering Event, the number of shares of such other equity securities of the Company) that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof. Upon the occurrence of any events resulting in the increase in the aggregate number of shares of Preferred Stock (or other equity securities of the Company) issuable upon exercise of all outstanding Rights above the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.

(b) So long as the Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock or other securities, as the case may be) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange or quoted on a quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable through the Expiration Date, all shares reserved for such issuance to be listed on such exchange or quoted on such quotation system, as the case may be, upon official notice of issuance upon such exercise.

(c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a) hereof, a registration statement on an appropriate form under the Act, with respect to the securities purchasable upon exercise of the Rights, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed 90 days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company similarly may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, or the exercise thereof shall not be permitted under applicable law, or a registration statement shall not have been declared effective.

(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock or other securities, as the case may be) delivered upon exercise of the Rights shall, at the time of delivery of such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for Preferred Stock (or, following the occurrence of a Triggering Event, Common Stock or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax that may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of Preferred Stock (or, following the occurrence of a Triggering Event, Common Stock or other securities, as the case may be) in a name other than that of the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for Preferred Stock (or, following the occurrence of a Triggering Event, Common Stock or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the registered holder of such Rights Certificates at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

Section 10. Preferred Stock Record Date. Each person in whose name any certificate or entry in the book entry account system of the transfer agent for Preferred Stock (or, following the occurrence of a Triggering Event, Common Stock or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such Preferred Stock (or, following the occurrence of a Triggering Event, Series A Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series A Common Stock or a Book Entry Share of Series A Common Stock), Series B Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series B Common Stock or a Book Entry Share of Series B Common Stock) or other securities, as the case may be) evidenced thereby on, and such certificate or entry in the book entry account system of the transfer agent shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that, if the date of such surrender and payment is a date upon which the Preferred Stock (or, following the occurrence of a Triggering Event, Series A Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series A Common Stock or a Book Entry Share of Series A Common Stock), Series B Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series B Common Stock or a Book Entry Share of Series B Common Stock) or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such securities (fractional or otherwise) on, and such certificate or entry in the book entry account system of the transfer agent shall be dated, the next succeeding Business Day on which the Preferred Stock (or, following the occurrence of a Triggering Event, Series A Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series A Common Stock or a Book Entry Share of

Series A Common Stock), Series B Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series B Common Stock or a Book Entry Share of Series B Common Stock) or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the registered holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares, or fractions thereof, purchasable upon the exercise of each Right, and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare or pay a dividend on the shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of shares (or fractions thereof) of Preferred Stock (or other capital stock, as the case may be), issuable on such date, shall be proportionately adjusted so that the registered holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares (or fractions thereof) of Preferred Stock (or other capital stock, as the case may be), which, if such Right had been exercised immediately prior to such date (whether or not such Right was then exercisable) and at a time when the Preferred Stock (or other capital stock, as the case may be) transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares (or fractions thereof) of capital stock of the Company issuable upon the exercise of one Right. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii) In the event any Person shall become an Acquiring Person (a “Section 11(a)(ii) Event”), then, promptly following the occurrence of such Section 11(a)(ii) Event, proper provision shall be made so that each registered holder of a Right (except as provided below and in Section 7(e), Section 13 and Section 24 hereof) shall thereafter have the right to receive, upon exercise thereof at a price equal to the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of (i) Series A Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series A Common Stock or a Book Entry Share of Series A Common Stock) or (ii) Series B Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series B Common Stock or a Book Entry Share of Series B Common Stock) as shall equal the result obtained by (A) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (B) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement other than Section 13 hereof) by 50% of the Current Market Price per share of Series A Common Stock on the date of such first occurrence (such number of shares of Common Stock, the “Adjustment Shares”).

(iii) In the event that (A) the number of shares of Series A Common Stock or Series B Common Stock authorized by the Certificate of Formation, but which are not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, are not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) hereof or (B) the Board otherwise shall determine to do so in its sole discretion, the Company, acting by resolution of the Board, shall (1) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (2) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of such Right and payment of the applicable Purchase Price, (u) cash, (v) a reduction in the Purchase Price, (w) Series A Common Stock or Series B Common Stock, as applicable, or other equity securities of the Company (including, without limitation, shares or units of shares of preferred stock, such as the Preferred Stock, which the Board has deemed to have essentially the same value or economic rights as Series A Common Stock or Series B Common Stock, as applicable (such shares of preferred stock being referred to herein as “Common Stock Equivalents”)), (x) debt securities of the Company, (y) other assets or (z) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that, if, under the circumstances set forth in clause (A) above, the Company shall not have made adequate provision to deliver value pursuant to clause (2) above within 30 days following the first occurrence of a Section 11(a)(ii) Event, then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Series A Common Stock or Series B Common Stock, as applicable (to the extent available), and then, if necessary, cash, which shares and cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of the Current Value over the Purchase Price. If the Board determines in good faith that it is likely that sufficient additional Series A Common Stock or Series B Common Stock, as applicable, could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth above may be extended to the extent necessary, but not more than 90 days following the first occurrence of a Section 11(a)(ii) Event, in order that the Company may seek stockholder approval for the authorization of such additional shares (such 30-day period, as it may be extended, is referred to herein as the “Substitution Period”). To the extent that action is to be taken pursuant to the first or third sentences of this Section 11(a)(iii), the Company shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and the Company may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares or to decide upon the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of Series A Common Stock on the date of the first occurrence of a Section 11(a)(ii) Event and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of Series A Common Stock on such date.

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all registered holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after such record date) Preferred Stock (or shares having the same rights, privileges, and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into shares of Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or Equivalent Preferred Stock (or having a conversion price per share, if a security is convertible into shares of Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price per share of

Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock that the aggregate subscription or offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes on the Rights Agent and the holder of the Rights. Preferred Stock owned by or held for the account of the Company or any Subsidiary shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all registered holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in shares of Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or evidences of indebtedness, or of subscription rights, options or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed, or of such subscription rights, options or warrants applicable to a share of Preferred Stock, and the denominator of which shall be such Current Market Price per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the “Current Market Price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of Series A Common Stock for the 30 consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the “Current Market Price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of Series A Common Stock for the 10 consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of Common Stock is determined during a period following the announcement by the issuer of (A) a dividend or distribution on such Common Stock payable in shares of Common Stock or securities convertible into such Common Stock (other than the Rights) or (B) any subdivision, combination or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite 30-Trading Day or 10-Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on The Nasdaq Stock Market (“Nasdaq”) or, if the Series A Common Stock is not listed or admitted to trading on the Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Series A Common Stock is listed or admitted to trading or, if the Series A Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported on a quotation system then in use or, if on any such date the Series A Common Stock is not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Series A Common Stock selected by the Board. If on any such date the Series A Common Stock is not publicly held and is not so listed, admitted to trading or quoted, and no market maker is making a market in the Series A Common Stock, the “Current Market Price” per share of Common Stock shall mean the fair value per share on such date as determined in good faith by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Series A Common Stock is listed or admitted to trading is open for the transaction of business or, if the Series A Common Stock is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii) For the purpose of any computation hereunder, the “Current Market Price” per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in Section 11(d)(i) hereof (other than the penultimate sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the shares of Preferred Stock are not publicly held or listed, admitted to trading or quoted in a manner described in Section 11(d)(i) hereof, the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends, and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of Common Stock. If neither the Series A Common Stock nor the Preferred Stock is publicly held or listed, admitted to trading or quoted, the “Current Market Price” per share of Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the Current Market Price of one one-thousandth of a share of Preferred Stock shall be equal to the Current Market Price of one share of Preferred Stock divided by 1,000.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or ten-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction that mandates such adjustment and (ii) the Expiration Date.

(f) If, as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the registered holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter, the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (d), (e), (g), (h), (i), (j), (k), (l) and (m), and the provisions of Sections 7, 9, 10, 13, and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or amount of cash or combination thereof) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and Section 11(c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest ten-millionth) obtained by (i) multiplying (A) the number of one one-thousandths of a share of Preferred Stock covered by a Right immediately prior to this adjustment, by (B) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right pursuant to Section 11(h) hereof. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. The Rights Certificates so to be distributed shall be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of the Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share of Preferred Stock and the number of one one-thousandths of a share of Preferred Stock that were expressed in the initial Rights Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue, fully paid and nonassessable, such number of one one-thousandths of a share of Preferred Stock at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the registered holder of any Right exercised after such record date of the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, prior to the Distribution Date, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of Preferred Stock or securities that by their terms are convertible into or exchangeable for Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to registered holders of its Preferred Stock shall not be taxable to such stockholders or shall reduce the taxes payable by such holders.

(n) The Company covenants and agrees that in the event that a Section 11(a)(ii) Event occurs and the Rights shall then be outstanding, it shall not, (i) consolidate with any other Person (other than a direct or indirect wholly owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a direct or indirect wholly owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof) or (iii) sell or otherwise transfer (or permit any Subsidiary to sell or otherwise transfer), in one transaction, or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company’s most recent regularly prepared financial statements) to any other Person or Persons (other than the Company and/or any of its direct or indirect wholly owned Subsidiaries in one or more transactions, each of which complies with Section 11(o) hereof), if (A) at the time of or immediately after such consolidation, merger, sale or transfer there are any charter or bylaw provisions, rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (B) prior to, simultaneously with or immediately after such consolidation, merger, sale or transfer, the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates; provided, however, that this Section 11(n) shall not affect the ability of any Subsidiary of the Company to consolidate with, merge with or into or sell or transfer assets or earning power to, any other Subsidiary of the Company.

(o) The Company covenants and agrees that in the event that a Section 11(a)(ii) Event occurs and the Rights shall then be outstanding, it will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare or pay a dividend on the outstanding Common Stock payable in shares of Common Stock, (ii) subdivide or split the outstanding Common Stock or (iii) combine or consolidate the outstanding Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date (or issued or delivered on or after the Distribution Date pursuant to Section 22 hereof), shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event, and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustment provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, split, combination or reclassification is effected. If an event occurs that would require an adjustment under Section 11(a)(ii) and this Section 11(p), the adjustment provided for in this Section 11(p) shall be in addition and prior to any adjustment required pursuant to Section 11(a)(ii).

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief, reasonably detailed statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) if a Distribution Date has occurred, mail a brief summary thereof to each registered holder of a Rights Certificate in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustments or statements therein contained and shall have no duty or liability with respect thereto and shall not be deemed to have knowledge of any such adjustment or event unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a) In the event that, at any time after a Person has become an Acquiring Person, directly or indirectly,

(i) the Company shall consolidate with, or merge with and into, any other Person (other than a direct or indirect wholly owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation or other entity of such consolidation or merger;

(ii) any Person (other than a direct or indirect wholly owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property; or

(iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company’s most recent regularly prepared financial statements) to any Person or Persons (other than the Company or any of its direct or indirect wholly owned Subsidiaries in one or more transactions, each of which complies with Section 11(o) hereof);

then, and in each such case, proper provision shall be made so that: (A) each registered holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable Common Stock of the Principal Party, not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event, and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price per share of Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of Common Stock of such Principal Party) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (E) the provisions of Section 11(a)(ii) hereof shall be of no effect with respect to events occurring at any time following the first occurrence of any Section 13 Event.

(b) “Principal Party” shall mean:

(i) in the case of any transaction described in Section 13(a)(i) or Section 13(a)(ii) hereof, (A) the Person (including the Company as successor thereto or as the surviving entity) that is the issuer of any securities or other equity interests into which shares of Common Stock of the Company are converted, changed or exchanged in such merger or consolidation, or if there is more than one such issuer, the issuer of Common Stock that has the greatest aggregate market value, or (B) if no securities or other equity interests are so issued, the Person that is the other constituent party to such merger or consolidation, or, if there is more than one such Person, the other Person that is a constituent party to such merger or consolidation, the Common Stock of which has the greatest aggregate market value; and

(ii) in the case of any transaction described in Section 13(a)(iii) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate value of shares outstanding; provided, however, that, in any such case, (A) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; and (B) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

(c) The Company shall not consummate a Section 13 Event unless the Principal Party shall have a sufficient number of authorized shares of Common Stock that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that the requirements of Section 13(a) and Section 13(b) hereof shall promptly be performed in accordance with their terms and further providing that, as soon as practicable after the date of any such Section 13 Event, the Principal Party will:

(i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date;

(ii) take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including but not limited to the registration or qualification of such securities under all requisite securities laws of jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate; and

(iii) deliver to the registered holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a) hereof.

(d) Notwithstanding anything contained herein to the contrary, immediately prior to the consummation of any merger or other acquisition transaction of the type described in clause (i), (ii) or (iii) of Section 13(a) involving the Company (including the Merger) pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person’s Affiliates or Associates) (including the Merger Agreement) which agreement has been approved by the Board prior to any Person becoming an Acquiring Person, this Agreement and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7.1.

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq or, if the Rights are not listed or admitted to trading on the Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by a quotation system then in use or, if on any such date the Rights are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, selected by the Board. If on any such date the Rights are not publicly held and are not so listed, admitted to trading or quoted, and no market maker is making a market in the Rights, the current market value of a Right shall mean the fair value of a Right on such date as determined in good faith by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(b) The Company shall not be required to issue fractions of a share of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates that evidence fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock or, if unavailable, the appropriate alternative price (in each case, as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of Common Stock upon exercise of the Rights or to distribute certificates or Book Entry Shares that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Series A Common Stock. For purposes of this Section 14(c), the current market value of one share of Series A Common Stock shall be the closing price of one share of Series A Common Stock or, if unavailable, the appropriate alternative price (in each case, as determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise.

(d) The registered holder of a Right by the acceptance of that Right expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a notice setting forth the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a notice and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a notice and sufficient monies.

Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent hereunder, including Section 18 and Section 20 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, of the Common Stock); and any registered holder of any Rights Certificate (and, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the registered holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, on such first holder’s own behalf and for such first holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such first holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the registered holders of Rights, it is specifically acknowledged that the registered holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations by the Company of its obligations under this Agreement.

Section 16. Agreement of Rights Holders. Every registered holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other registered holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock, and the Rights will be evidenced by the balances indicated in the book entry account system of the transfer agent of the Common Stock registered in the names of the holders of such Common Stock or, in the case of certificated shares, the certificates for the Common Stock registered in the names of the holders of the Common Stock;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer, accompanied by a Signature Guarantee, and with the appropriate forms and certificates contained therein duly executed;

(c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, a Common Stock certificate or Book Entry Share) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any registered holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligations; provided, however, that the Company must use its best efforts to have any such injunction, order, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17. Rights Certificate Holder Not Deemed a Stockholder. No registered holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends, or be deemed for any purpose the registered holder of the Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise of the Rights evidenced thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the registered holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a mutually agreed upon fee schedule and, from time to time, on demand of the Rights Agent, reimbursement for its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, delivery, negotiation, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any and all loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including the reasonable and documented fees and expenses of outside legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

(b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement and the performance of its duties hereunder in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company or instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to have been signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the opinion of counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith, unless and until it has received such notice in writing. The provisions of this Section 18 and Section 20 hereof shall survive the termination or expiration of this Agreement, the exercise or expiration of the Rights, and the resignation, replacement or removal of the Rights Agent.

Section 19. Merger or Consolidation or Change of Name of the Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust, stock transfer, or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of the transfer agent activities shall be deemed a merger on consolidation for purposes of this Section 19. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of an authorized signatory of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, an authorized signatory of any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature of an authorized signatory under the Rights Agent’s prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, an authorized signatory of the Rights Agent may countersign such Rights Certificates either in the prior name of the Rights Agent or in the changed name of the Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20. Duties of the Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following express (and not implied) terms and conditions, by all of which the Company and the registered holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion or advice of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in the absence of bad faith and in accordance with such opinion or advice.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of the Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in the absence of bad faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (in each case, as determined by a final, non-appealable judgment of a court of competent jurisdiction). Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, punitive, incidental, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. Any liability of the Rights Agent under this Agreement. Notwithstanding anything in this Agreement to the contrary, any liability of the Rights Agent under this Agreement shall be limited to the amount of fees (but not including any reimbursed costs) paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates and it shall not be required to verify the same (except as to a countersignature by one of its authorized signatories on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) Subject to Section 20(c) hereof, the Rights Agent shall not have any liability or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except a countersignature by one of its authorized signatories on any such Rights Certificate); nor shall it be liable or responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be liable or responsible for any adjustment required under the provisions of Section 11, Section 13 or Section 24 hereof or liable or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid, and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in the absence of bad faith in accordance with the advice or instructions of any such officer.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct absent gross negligence or bad faith, in the selection and continued employment thereof (which gross negligence or bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21. Change of the Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice given to the Company in accordance with Section 26 hereof, and to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail in accordance with Section 26 hereof, in the event the Rights Agent or one of its Affiliates is not also the transfer agent for the Company. In the event that the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement contemporaneously with such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice given to the Rights Agent or successor Rights Agent, as the case may be, in accordance with Section 26 hereof, and to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail, and, if such removal occurs after the Distribution Date, to the registered holders of the Rights Certificates in accordance with Section 26 hereof. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving proper notice of such removal or after it has been properly notified of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a legal business entity or Person organized and authorized to do business under the laws of the United States of America or of any state of the United States of America, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or shareholder services powers and which has, along with its Affiliates, at the time of its appointment as Rights Agent, a combined capital and surplus of at least $50 million or (b) an Affiliate of a legal business entity or Person as described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties, and responsibilities as if it had been originally named as the Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any conveyance, act or deed necessary for that purpose; provided that the predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, give notice thereof to the registered holders of the Rights Certificates in accordance with Section 26 hereof. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights Certificates to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates evidencing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption and Termination.

(a) The Board may, at its option, at any time prior to the earlier of (i) the occurrence of a Section 11(a)(ii) Event and (ii) the Expiration Date, direct the Company to, and if directed the Company shall, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights by the Board pursuant to this paragraph (a) may be made effective at such time, on such basis, and with such conditions as the Board in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, shares of Series A Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series A Common Stock or a Book Entry Share of Series A Common Stock) (based on the Current Market Price of the Common Stock at the time of redemption), shares of Series B Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series B Common Stock or a Book Entry Share of Series B Common Stock) (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board.

(b) Immediately upon the action of the Board directing the Company to redeem the Rights pursuant to paragraph (a) of this Section 23, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the registered holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board directing the Company to make the redemption of the Rights pursuant to paragraph (a) of this Section 23, the Company shall give notice of such redemption to the Rights Agent and the registered holders of the then outstanding Rights in accordance with Section 26 hereof, with prompt written notice to the Rights Agent; provided, however, that failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Any notice given in accordance with Section 26 hereof shall be deemed given whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

Section 24. Exchange of Rights.

(a) The Board may, at its option, at any time after the occurrence of a Section 11(a)(ii) Event, direct the Company to, and if directed the Company shall, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio of one share of Series A Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series A Common Stock or a Book Entry Share of Series A Common Stock) or one share of Series B Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series B Common Stock or a Book Entry Share of Series B Common Stock) per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). The exchange of the Rights by the Board may be made effective at such time, on such basis, and with such conditions as the Board in its sole discretion may establish. Notwithstanding the foregoing, the Board shall not be empowered to direct the Company to effect such exchange at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the voting power of the outstanding shares of Common Stock.

(b) Immediately upon the action of the Board directing the Company to exchange any Rights pursuant to Section 24(a) hereof and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a registered holder of such Rights shall be to receive that number of shares of Series A Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series A Common Stock or a Book Entry Share of Series A Common Stock) or Series B Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series B Common Stock or a Book Entry Share of Series B Common Stock) equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall give notice of any such exchange to all of the registered holders of such Rights in accordance with Section 26 hereof. Any notice given in accordance with Section 26 hereof shall be deemed given whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) held by each registered holder of Rights.

(c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute shares of Preferred Stock (or Equivalent Preferred Stock, as such term is defined in Section 11(b) hereof) for Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect stock splits, stock dividends, and other similar transactions after the date hereof.

(d) In the event the number of shares of Common Stock authorized by the Certificate of Formation, but which are not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company may take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

(e) The Company shall not be required to issue fractions of Common Stock or to distribute certificates that evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Series A Common Stock. For the purposes of this Section 24(e), the current market value of a whole share of Series A Common Stock shall be the closing price of a share of Series A Common Stock (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

(f) Following the action of the Board ordering the exchange of any Rights pursuant to this Section 24, the Company may implement such procedures as it deems appropriate, in its sole discretion, for the purpose of ensuring that the Common Stock (or other consideration) issuable upon an exchange pursuant to this Section 24 is not received by a holder of Rights that have become null and void pursuant to Section 7(e). Prior to effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all or a portion (as designated by the Board) of the Common Stock, fractional shares of Preferred Stock or other securities, if any, issuable pursuant to the exchange, and all Persons entitled to receive such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust)

shall be entitled to receive such only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Prior to effecting an exchange and registering shares of Common Stock (or other securities) in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Affiliates and Associates (or former Beneficial Owners thereof and their Affiliates and Associates) as the Company shall reasonably request in order to determine if such Rights are null and void. If any Person shall fail to comply with such request, the Company shall be entitled to deem the Rights formerly held or exchangeable by such Person to be null and void pursuant to Section 7(e) and not transferable or exercisable or exchangeable in connection herewith. Any shares of Common Stock or other securities issued at the direction of the Board in connection herewith shall be validly issued, fully paid, and non-assessable shares of Common Stock or of such other securities (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

Section 25. Notice of Certain Events.

(a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class or series to the registered holders of Preferred Stock or to make any other distribution to the registered holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the registered holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company’s most recent regularly prepared financial statements) to any other Person or Persons (other than the Company or any of its direct or indirect wholly owned Subsidiaries in one or more transactions, each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and each registered holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the registered holders of the Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 20 days prior to the record date for determining registered holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the registered holders of the Preferred Stock, whichever shall be the earlier; provided, however, that no such action shall be taken pursuant to this Section 25(a) that will or would conflict with any provision of the Certificate of Formation; provided, further, that no such notice shall be required pursuant to this Section 25, if any Subsidiary of the Company effects a consolidation or merger with or into, or effects a sale or other transfer of assets or earnings power to, any other Subsidiary of the Company.

(b) In case a Section 11(a)(ii) Event shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and each registered holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to registered holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in Section 25(a) to shares of Preferred Stock shall be deemed thereafter to refer to shares of Common Stock or, if appropriate, other securities.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the registered holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by (a) first-class mail, postage prepaid, (b) overnight delivery or (c) courier or messenger service, in each case addressed (until another address is filed in writing by the Company with the Rights Agent) as follows:

DallasNews Corporation

1954 Commerce Street

Dallas, Texas 75201

Attention: Corporate Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the registered holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by (i) first-class mail, postage prepaid, (ii) overnight delivery or (iii) courier or messenger service, in each case addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

Computershare Inc.

150 Royall Street

Canton, MA 02021

Attention: Client Services

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the registered holder of any Rights Certificate (or, if prior to the Distribution Date, of the Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Rights Agent (or, if prior to the Distribution Date, of the transfer agent for the Common Stock).

Section 27. Supplements and Amendments. Except as otherwise provided in this Section 27, the Company, by action of the Board, may from time to time and in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any registered holders of the Rights, including, without limitation, in order to (a) cure any ambiguity, (b) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, (c) shorten or lengthen any time period hereunder or (d) otherwise change, amend or supplement any provisions hereunder in any manner that the Company may deem necessary or desirable; provided, however, that, from and after the occurrence of a Section 11(a)(ii) Event, no such supplement or amendment shall adversely affect the interests of the registered holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person or certain of their transferees) or shall cause this Agreement to become amendable other than in accordance with this Section 27. Without limiting the foregoing, the Company, by action of the Board, may at any time before any Person becomes an Acquiring Person amend this Agreement to make provisions of this Agreement inapplicable to a particular transaction by which a Person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of this Agreement as they may apply with respect to any such transaction. Any such supplement or amendment shall be evidenced by a writing signed by the Company and the Rights Agent. Upon the delivery of a certificate from the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, an authorized signatory of the Rights Agent shall execute such supplement or amendment, and as its relates solely to the Company and the holder, any failure of the Rights Agent to so execute such supplement or amendment shall not affect the validity of the actions taken by the Board pursuant to this Section 27. Notwithstanding the foregoing, the Rights Agent will duly execute and deliver any supplement or amendment hereto requested in accordance with this Section 27 by the Company, provided, that such supplement or amendment does not adversely affect the rights, duties or obligations of the Rights Agent under this Agreement.

Section 28. Exception for Merger Agreement. Notwithstanding anything to the contrary in this Agreement, none of the execution, delivery or performance of the Merger Agreement or the Voting and Support Agreement, including any approval, execution, delivery or performance of any amendments thereto, or the public announcement or the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement or the Voting and Support Agreement, shall result in a Stock Acquisition Date or a Distribution Date or in any way permit any Rights to be exercised pursuant to this Agreement for consideration or exchanged pursuant to this Agreement and, for the avoidance of doubt, this Agreement and the Rights shall be deemed terminated immediately prior to the consummation of the Merger in accordance with the terms and subject to the conditions set forth in the Merger Agreement. Nothing in this Agreement shall be construed to give any holder of Rights or any other Person any legal or equitable rights, remedy or claim under this Agreement in connection with the execution, delivery or performance of the Merger Agreement or the Voting and Support Agreement, or the Merger or any of the other transactions contemplated by the Merger Agreement or the Voting and Support Agreement.

Section 29. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 30. Determinations and Actions by the Board. Without amending, modifying or limiting any of the rights and immunities of the Rights Agent hereunder, the Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (a) interpret the provisions of this Agreement and (b) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations, and determinations that are done or made by the Board in good faith, shall be final, conclusive, and binding on the Company, the Rights Agent, the registered holders of the Rights, and all other parties. The Rights Agent shall be always entitled to assume that the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 31. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent, and the registered holders of the Rights Certificates (and, prior to the Distribution Date, of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent, and the registered holders of the Rights Certificates (and, prior to the Distribution Date, of the Common Stock).

Section 32. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable, and the Board determines in its good faith judgment that severing such invalid, void or unenforceable language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the 10th day following the date of such determination by the Board; provided, however, that if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign in accordance with Section 21 hereof.

Section 33. Governing Law. This Agreement, each Right, and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Texas and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State, provided, however, that all provisions regarding the rights, duties, and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made to be performed entirely within such State.

Section 34. Counterparts; Facsimiles and PDFs. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 35. Descriptive Headings. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 36. Force Majeure. The Rights Agent will not be liable for any delay or failure in performance when such delay or failure arises from circumstances beyond its reasonable control, including, without limitation, acts of God, acts of government in its sovereign or contractual capacity, acts of public enemy or terrorists, acts of civil or military authority, war, riots, civil strife, terrorism, blockades, sabotage, rationing, embargoes, epidemics, pandemics, outbreaks of infectious diseases or any other public health crises, earthquakes, fire, flood, other natural disaster, quarantine or any other employee restrictions, power shortages or failures, utility or communication failure or delays, labor disputes, strikes, or shortages, supply shortages, equipment failures, or software malfunctions.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

DALLASNEWS CORPORATION

By:	/s/ Grant S. Moise
Name: Grant S. Moise
Title: Chief Executive Officer

COMPUTERSHARE INC.

By:	/s/ Patrick Hayes
Name: Patrick Hayes
Title: Manager, Client Management

SIGNATURE PAGE TO RIGHTS AGREEMENT

EXHIBIT A

FORM

OF

STATEMENT OF RESOLUTIONS

OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

DALLASNEWS CORPORATION

Pursuant to Section 21.155 of the Texas Business Organizations Code

DallasNews Corporation, a corporation organized and existing under the laws of the State of Texas (the “Corporation”), hereby certifies that, as required by Section 21.155 of the Texas Business Organizations Code, the following resolution was adopted by all necessary action on the part of the Corporation on July 27, 2025, by the Board of Directors of the Corporation at a meeting duly held on July 27, 2025:

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation (the “Board”) in accordance with the provisions of the Certificate of Formation of the Corporation (the “Certificate of Formation”) and Section 21.155 of the Texas Business Organizations Code, a series of Preferred Stock, par value $0.01 per share, of the Corporation (the “Preferred Stock”) be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations, and restrictions thereof are as follows:

Section 1. Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” and the number of shares constituting the Series A Junior Participating Preferred Stock shall be 200,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no such decrease shall reduce the number of shares of the Series A Junior Participating Preferred Stock to a number less than the number of shares then outstanding, plus the number reserved for issuance upon the exercise of options, rights or warrants, or upon conversion of any outstanding securities issued by the Corporation convertible into Series A Junior Participating Preferred Stock.

Section 2. Dividends and Distributions.

(a) Subject to the prior and superior rights of the holders of any shares of any other class or series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of Series A Common Stock, par value $0.01 per share, of the Corporation (the “Series A Common Stock”) and Series B Common Stock, par value $0.01 per share, of the Corporation (the “Series B Common Stock” and, together with the Series A Common Stock, the “Common Stock”), and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September, and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $10.00 or (ii) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after July 27, 2025 (the “Rights Dividend Declaration Date”) (A) declare any dividend on Common Stock payable in shares of Common Stock, (B) subdivide the outstanding Common Stock or (C) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in Section 2(a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10.00 per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein or by law or in any other Statement of Resolutions creating a series of preferred stock, or any similar stock, the holders of shares of Series A Junior Participating Preferred Stock, the holders of shares of Common Stock, and the holders of any other class or series of capital stock of the Corporation entitled to vote generally together with the Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c) If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) that shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two directors.

(i) During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to Section 3(c)(iii) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided, that such voting right shall not be exercised unless the holders of 10% in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board as may then exist up to two directors or, if such right is exercised at an annual meeting, to elect two directors. If the number that may be so elected at any special meeting does not amount to the required number, the holders of Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.

(ii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board may order, or any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Section 3(c)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to such holder at such holder’s last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this Section 3(c)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iii) In any default period, the holders of Common Stock, and other classes or series of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two directors voting as a class, after the exercise of which right (A) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (B) any vacancy in the Board may (except as provided in Section 3(c)(ii)) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock that elected the director whose office shall have become vacant. References in this Section 3(c) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (B) of the foregoing sentence.

(iv) Immediately upon the expiration of a default period, (A) the right of the holders of Preferred Stock as a class to elect directors shall cease, (B) the term of any directors elected by the holders of Preferred Stock as a class shall terminate, and (C) the number of directors shall be such number as may be provided for in the Certificate of Formation or Bylaws irrespective of any increase made pursuant to the provisions of Section 3(c)(ii) (such number being subject, however, to change thereafter in any manner provided by law or in the Certificate of Formation or Bylaws). Any vacancies in the Board effected by the provisions of clauses (B) and (C) in the preceding sentence may be filled by a majority of the remaining directors.

(d) Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, or make any other distributions on, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii) declare or pay dividends on, or make any other distributions on, any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock, provided, that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Section 4(a), purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, Formation to the conditions and restrictions on issuance set forth herein, in the Certificate of Formation, or in any other Statement of Resolutions creating a series of Preferred Stock or any similar stock, or as otherwise required by law.

Section 6. Liquidation, Dissolution or Winding Up.

(a) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount equal to $1,000 per share of Series A Junior Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in Section 6(c) below) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(b) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(c) In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or converted into other stock or securities, cash or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged for or converted into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted or exchanged. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (a) declare any dividend on Common Stock payable in shares of Common Stock, (b) subdivide the outstanding Common Stock or (c) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the immediately preceding sentence with respect to the exchange or conversion of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

Section 9. Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock, and to any other class of preferred stock that hereafter may be issued by the Corporation, as to the payment of dividends and the distribution of assets, unless the terms of any such series or class shall provide otherwise.

Section 10. Amendment. Except as set forth in Section 1 hereof, at any time when any shares of Series A Junior Participating Preferred Stock are outstanding, neither the Certificate of Formation nor this Statement of Resolutions shall be amended, either directly or indirectly, or through merger or consolidation with another entity, in any manner that would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

Section 11. Fractional Shares. The Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions, and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

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IN WITNESS WHEREOF, DallasNews Corporation has caused this Statement of Resolutions to be signed by the undersigned this ___ day of ________________, 20___.

DALLASNEWS CORPORATION

By:
Name:
Title:

EXHIBIT B

FORM OF RIGHTS CERTIFICATE

Series [A/B]
Certificate No. R-	____________ Rights

NOT EXERCISABLE AFTER JULY 26, 2026 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY OR IF THE COMPANY IS MERGED OR ACQUIRED PURSUANT TO AN AGREEMENT OF THE TYPE DESCRIBED IN SECTION 13(D) OF THE RIGHTS AGREEMENT. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY BENEFICIALLY OWNED BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT BENEFICIAL OWNER, MAY BECOME NULL AND VOID.

Rights Certificate

DALLASNEWS CORPORATION

This certifies that ________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Rights Agreement, dated as of July 27, 2025 (the “Rights Agreement”), between DallasNews Corporation, a Texas corporation (the “Company”), and Computershare Inc., a Delaware corporation (the “Rights Agent”), to purchase from the Company at any time prior to 5:00 p.m., New York City time, on July 26, 2026 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Stock”), at a purchase price of $90.00 per one one-thousandth of a share of Preferred Stock (such purchase price, as may be adjusted, the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares that may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of July 27, 2025, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate), or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Rights Agreement, the Purchase Price, the number and kind of shares of Preferred Stock or other securities issuable upon exercise of a Right, and the number of Rights outstanding are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions, and conditions of the Rights Agreement, which terms, provisions, and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties, and immunities hereunder of the Rights Agent, the Company, and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available free of charge upon written request to the Rights Agent or the Company.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right, payable at the Company’s option in cash or other securities or property of the Company, subject to adjustment for certain events as provided in the Rights Agreement, at any time prior to the earlier of (i) the occurrence of a Section 11(a)(ii) Event and (ii) the Expiration Date (as such terms are defined in the Rights Agreement). In addition, under certain circumstances following the occurrence of a Section 11(a)(ii) Event but before any person acquires beneficial ownership of 50% or more of the voting power of the outstanding shares of Common Stock (as such term is defined in the Rights Agreement), the Rights may be exchanged, in whole or in part, for Series A Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series A Common Stock or a Book Entry Share of Series A Common Stock) or Series B Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series B Common Stock or a Book Entry Share of Series B Common Stock), Preferred Stock or shares of other preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board authorizing any such redemption or exchange, and without any further action or any notice, the Rights (other than Rights that are not subject to such redemption or exchange) will terminate and the Rights will only enable holders to receive the redemption price or the shares issuable upon such exchange, as applicable.

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment may be made, as provided in the Rights Agreement.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Preferred Stock or of any other securities of the Company that may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

WITNESS the facsimile signature of the proper officer(s) of the Company and its corporate seal.

Dated as of __________ _____, 20___.

DALLASNEWS CORPORATION

By:
Name:
Title:

Countersigned:

COMPUTERSHARE INC.

By:
Authorized Signature

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED ____________________________ hereby sells, assigns and transfers unto_________________________________________________________________

(Please print name and address of transferee)

(Please spell out and include in numerals the

number of Rights being transferred by this Assignment)

of the Rights evidenced by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________ Attorney, to transfer the number of Rights indicated above on the books of the within named Company, with full power of substitution.

Dated: ________________, ______

Signature

Medallion Signature Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being sold, assigned, and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, he, she or it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was, or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ________________, ______	Signature

Medallion Signature Guaranteed:

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

[Form of Reverse Side of Rights Certificate—continued]

FORM OF ELECTION TO PURCHASE

(To be executed by the registered holder if such holder desires to exercise any or all Rights evidenced by the Rights Certificate.)

To:	DallasNews Corporation:

The undersigned hereby irrevocably elects to exercise _______________________ (____________) Rights evidenced by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person that may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to or that such shares be credited to the book-entry account of:

(Please print social security or other identifying number)

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

(Please print social security or other identifying number)

(Please print name and address)

Dated: ________________, ______

Signature

Medallion Signature Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, he, she or it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ________________, ______	Signature

Medallion Signature Guaranteed:

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C

UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY ANY PERSON WHO IS, WAS, OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY BENEFICIALLY OWNED BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT BENEFICIAL OWNER, MAY BECOME NULL AND VOID.

FORM OF SUMMARY OF RIGHTS

TO PURCHASE PREFERRED STOCK

On July 27, 2025, the Board of Directors (the “Board”) of DallasNews Corporation, a Texas corporation (the “Company”), declared a dividend distribution of one right (each, a “Right” and, together with all such rights distributed or issued pursuant to the Rights Agreement (defined below), the “Rights”) for each share of Series A Common Stock, par value $0.01, of the Company (the “Series A Common Stock”) and each share of Series B Common Stock, par value $0.01, of the Company (the “Series B Common Stock” and, together with the Series A Common Stock, the “Common Stock”) outstanding to shareholders of record at the close of business on August 7, 2025 (the “Record Date”).

The following is a summary description of the Rights and the Rights Agreement. This summary is intended to provide a general description only and is subject to the detailed terms and conditions of the Rights Agreement (the “Rights Agreement”), dated as of July 27, 2025, by and between the Company and Computershare Inc., as rights agent (the “Rights Agent”).

The Company has filed a copy of the Rights Agreement with the U.S. Securities and Exchange Commission as an exhibit to a Form 8-K filed on July 28, 2025. In addition, a copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

1.	Issuance of Rights

Each holder of Common Stock as of the Record Date will receive a dividend of one Right per share of Common Stock. One Right will also be issued together with each share of Common Stock issued by the Company after the Record Date and prior to the Distribution Date (as defined in Section 2 below), and in certain circumstances, after the Distribution Date. New certificates for Common Stock issued after the Record Date will contain a notation incorporating the Rights Agreement by reference.

Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (each whole share, a share of “Preferred Stock”) at a purchase price of $90.00 (such purchase price, as may be adjusted, the “Purchase Price”). This portion of a share of Preferred Stock would give the holder thereof approximately the same dividend, voting, and liquidation rights as would one share of Series A Common Stock. Prior to exercise, the Right does not give its holder any dividend, voting or liquidation rights.

Until the Distribution Date:

•	the Rights will not be exercisable;

•	the Rights will be evidenced by the certificates for Common Stock (or, in the case of book entry shares, by notation in book entry) and not by separate rights certificates; and

•	the Rights will be transferable by, and only in connection with, the transfer of Common Stock.

2.	Distribution Date; Beneficial Ownership

The Rights are not exercisable until the Distribution Date. As of and after the Distribution Date, the Rights will separate from the Common Stock and each Right will become exercisable.

The “Distribution Date” is the earlier of:

•

ten days following a public announcement that a person has become an “Acquiring Person” by acquiring beneficial ownership of 10% (20% in the case of a 13G Investor (as defined in the Rights Agreement)) or more of the Series A Common Stock then outstanding (or, in the case of a person that had beneficial ownership of 10% (20% in the case of a 13G Investor) or more of the outstanding Series A Common Stock on the date the Rights Agreement is publicly announced, by obtaining beneficial ownership of one or more shares of Common Stock) other than as a result of repurchases of Common Stock by the Company or certain inadvertent acquisitions; and

•

ten business days (or such later date as the Board shall determine prior to the time a person becomes an Acquiring Person) after the commencement of a tender offer or exchange offer by or on behalf of any person (other than the Company and certain related entities) that, if completed, would result in such person becoming an Acquiring Person.

A person will be deemed to “beneficially own” any Common Stock if such person or any affiliated or associated person of such person:

•

is considered a “beneficial owner” of the Common Stock under Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and as in effect on the date of the Rights Agreement;

•

has the right to acquire the Common Stock, either immediately or in the future, pursuant to any agreement, arrangement or understanding (other than a customary underwriting agreement relating to a bona fide public offering of the Common Stock) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise, except that a person will not be deemed to be a beneficial owner of (a) securities tendered pursuant to a tender offer or exchange offer by or on behalf of such person or any affiliated or associated persons of such person until the tendered securities are accepted for purchase or exchange, (b) securities issuable upon exercise of a Right before the occurrence of a Triggering Event (as defined in Section 5 below), or (c) securities issuable upon exercise of a Right after the occurrence of a Triggering Event if the Rights are originally issued Rights or were issued in connection with an adjustment to originally issued Rights;

•

has the right to vote or dispose of the Common Stock pursuant to any agreement, arrangement, or understanding (other than a right to vote arising from the granting of a revocable proxy or consent that is not also then reportable on a Schedule 13D); or

•

has an agreement, arrangement, or understanding with another person who beneficially owns Common Stock and the agreement, arrangement, or understanding is for the purpose of acquiring, holding, voting, or disposing of any securities of the Company (other than customary underwriting agreements relating to a bona fide public offering of Common Stock or a right to vote arising from the granting of a revocable proxy or consent that is not also then reportable on a Schedule 13D).

Certain synthetic interests in securities created by derivative positions are treated as beneficial ownership of the number of shares of Common Stock equivalent to the notional or other number of shares of Common Stock in respect of such derivative position (without regard to any short or similar position).

3.	Issuance of Rights Certificates

As soon as practicable after the Distribution Date, the Rights Agent will mail rights certificates to holders of record of Common Stock as of the close of business on the Distribution Date and, thereafter, the separate rights certificates alone will evidence the Rights.

4.	Expiration of Rights

The Rights will expire on the earliest of (a) 5:00 p.m., New York City time, on July 26, 2026, (b) the time at which the Rights are redeemed (as described in Section 6 below), (c) immediately prior to the closing of any merger or other acquisition transaction (including the Merger) involving the Company pursuant to an agreement of the type described in Section 13(d) (including the Merger Agreement), and (d) the time at which the Rights are exchanged in full (as described in Section 7 below) (the earliest of (a), (b), (c) and (d) being herein referred to as the “Expiration Date”).

5.	Change of Exercise of Rights Following Certain Events

The following described events are referred to as “Triggering Events.”

(a) Flip-In Event. In the event that a person becomes an Acquiring Person, each holder of a Right will thereafter have the right to purchase, upon exercise and at the Purchase Price, the number of shares of Series A Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series A Common Stock or a Book Entry Share of Series A Common Stock) or shares of Series B Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series B Common Stock or a Book Entry Share of Series B Common Stock) (or, in certain circumstances, other securities, cash, or other assets of the Company), equal to the Purchase Price divided by 50% of the then-current market price. Notwithstanding any of the foregoing, following the occurrence of a person becoming an Acquiring Person, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person (or by certain related parties) will be null and void.

For example, at a purchase price of $90.00 per Right, following the occurrence of a person becoming an Acquiring Person, each Right not owned by the Acquiring Person (or by certain related parties) would entitle its holder to purchase $180.00 worth of Series A Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series A Common Stock or a Book Entry Share of Series A Common Stock) or Series B Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series B Common Stock or a Book Entry Share of Series B Common Stock) (or other consideration, as noted above). Assuming that the Common Stock has a per share value of $15 at such time, the holder of each valid Right would be entitled to purchase twelve (12) shares of Common Stock for $90.00.

(b) Flip-Over Events. In the event that, unless previously approved by the Board, at any time after a person has become an Acquiring Person, (i) the Company engages in a merger or other business combination transaction in which the Company is not the continuing or surviving corporation or other entity, (ii) the Company engages in a merger or other business combination transaction in which the Company is the continuing or surviving corporation and the Common Stock of the Company are changed or exchanged, or (iii) 50% or more of the Company’s assets or earning power is sold or transferred, each holder of a Right (except Rights that have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common shares of the acquiring company having a value equal to two times the Purchase Price.

6.	Redemption

At any time prior to the earlier of (a) a person becoming an Acquiring Person and (b) the Expiration Date (as defined in the Rights Agreement), the Board may direct the Company to redeem the Rights in whole, but not in part, at a price of $0.001 per Right (payable in cash, Series A Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series A Common Stock or a Book Entry Share of Series A Common Stock), Series B Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series B Common Stock or a Book Entry Share of Series B Common Stock) or other consideration deemed appropriate by the Board). Immediately upon the action of the Board directing the Company to redeem the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

7.	Exchange of Rights

At any time after a person becomes an Acquiring Person but before any person acquires beneficial ownership of 50% or more of the voting power of the outstanding shares of Common Stock, the Board may direct the Company to exchange the Rights (other than Rights owned by such person or certain related parties, which will have become null and void), in whole or in part, at an exchange ratio of one share of Series A Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series A Common Stock or a Book Entry Share of Series A Common Stock) or Series B Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series B Common Stock or a Book Entry Share of Series B Common Stock) per Right (subject to adjustment). The Company may substitute shares of Preferred Stock (or shares of a class or series of the Company’s preferred stock having equivalent rights, preferences, and privileges) for Common Stock at an initial rate of one one-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences, and privileges) per share of Common Stock. Immediately upon the action of the Board directing the Company to exchange the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the number of shares of Series A Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series A Common Stock or a Book Entry Share of Series A Common Stock) or Series B Common Stock (in the case of a Right that prior to the Distribution Date was evidenced by a certificate for Series B Common Stock or a Book Entry Share of Series B Common Stock) (or one one-thousandth of a share of Preferred Stock or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences, and privileges) equal to the number of Rights held by such holder multiplied by the exchange ratio.

8.	Adjustments to Prevent Dilution; Fractional Shares

The Board may adjust the Purchase Price, the number of shares of Preferred Stock or other securities or assets issuable upon exercise of a Right, and the number of Rights outstanding to prevent dilution that may occur (a) in the event of a stock dividend on, or a subdivision, combination, or reclassification of, the Preferred Stock, (b) in the event of a stock dividend on, or a subdivision or combination of, the Common Stock, (c) if holders of the Preferred Stock are granted certain rights, options, or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (d) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Preferred Stock will be issued (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock), and in lieu thereof, an adjustment in cash may be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

9.	No Stockholder Rights Prior to Exercise; Tax Considerations

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common shares of the acquiring company or in the event of the redemption of the Rights as set forth in Section 6 above.

10.	Amendment of Rights Agreement

The Company, by action of the Board, may supplement or amend any provision of the Rights Agreement in any respect without the approval of any registered holder of Rights, including, without limitation, in order to (a) cure any ambiguity, (b) correct or supplement any provision contained in the Rights Agreement that may be defective or inconsistent with other provisions of the Rights Agreement, (c) shorten or lengthen any time period under the Rights Agreement, or (d) otherwise change, amend, or supplement any provisions of the Rights Agreement in any manner that the Company deems necessary or desirable; provided, however, that no supplement or amendment made after a person becomes an Acquiring Person shall adversely affect the interests of the registered holders of rights certificates (other than an Acquiring Person or any affiliated or associated person of an Acquiring Person or certain of their transferees) or shall cause the Rights Agreement to become amendable other than in accordance with the amendment provision contained therein. Without limiting the foregoing, the Company may at any time before any person becomes an Acquiring Person amend the Rights Agreements to make provisions of the Rights Agreement inapplicable to a particular transaction by which a person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of the Rights Agreement as they may apply with respect to any such transaction.

11.	Exception for Merger Agreement

The Rights Agreement provides that neither the execution, delivery or performance of the Agreement and Plan of Merger, dated as of July 9, 2025 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Merger Agreement”), by and among Hearst Media West, LLC, a Delaware limited liability company (“Parent”), Destiny Merger Sub, Inc., a Texas corporation (“Merger Sub”), the Company, and, solely for purposes of Section 9.17 therein, Hearst Communications, Inc., a Delaware corporation, nor the consummation of the transactions contemplated by the Merger Agreement (including the Merger”), may be deemed to result in a Stock Acquisition Date or a Distribution Date or the separation of the Rights from the Common Stock and, for the avoidance of doubt, the Rights Agreement and the Rights shall be deemed terminated immediately prior to the consummation of the Merger in accordance with the terms and subject to the conditions set forth in the Merger Agreement. Further, Parent, Merger Sub, the Supporting Shareholders (as defined in the Rights Agreement) and their respective affiliates and associates will not be Acquiring Persons as a result of the execution, delivery or performance of or the consummation of the transactions contemplated by the Merger Agreement or the Voting and Support Agreement (as defined in the Rights Agreement).

Exhibit 99.1

DallasNews Corporation Rejects Unsolicited Non-Binding Proposal from Affiliate of Alden Global Capital

Announces Increase in Merger Consideration Offered by Hearst

Board Adopts Shareholder Rights Plan

DALLAS, TX, July 28, 2025 (GLOBENEWSWIRE) – DallasNews Corporation (Nasdaq: DALN) (the “Company” or “DallasNews”), the holding company of The Dallas Morning News and Medium Giant, today announced that its Board of Directors (the “Board”), following consultation with the Company’s legal and financial advisors, reviewed and rejected the unsolicited, non-binding proposal received on July 22, 2025 from MNG Enterprises, Inc., an affiliate of Alden Global Capital, to acquire all of the issued and outstanding shares of the Company’s common stock at a price of $16.50 per share in cash (the “Alden Proposal”).

As previously announced, on July 9, 2025, DallasNews entered into a definitive agreement (the “Hearst Merger Agreement”) with Hearst, one of the nation’s leading information, services and media companies, pursuant to which Hearst agreed to acquire all of the issued and outstanding shares of the Company’s common stock at a price of $14.00 per share in cash. Concurrently with execution of the Hearst Merger Agreement, Robert W. Decherd, who, collectively with his affiliates, controls more than 96% of the voting power of the Company’s Series B common stock and more than 50% of the combined voting power of the Company’s Series A and Series B common stock, entered into a voting and support agreement with Hearst (the “Voting Agreement”), pursuant to which Mr. Decherd and his affiliates agreed to vote (i) in favor of, among other things, the approval of the Hearst Merger Agreement and (ii) against, among other things, proposals for alternative transactions, such as the Alden Proposal, for so long as the Voting Agreement is in effect.

Following public announcement of the Alden Proposal, Mr. Decherd publicly confirmed his intent to honor the Voting Agreement and vote in favor of approval of the Hearst Merger Agreement, and stated that there is no scenario in which he will vote in favor of a sale of the Company to Alden or its affiliates. Without Mr. Decherd’s voting support, the transaction contemplated in the Alden Proposal cannot be consummated. In addition, Alden’s own public statements describe its proposal as “a non-binding expression of interest only” that “does not constitute an offer capable of acceptance.” Accordingly, the Board, in consultation with the Company’s legal and financial advisors, concluded that the Alden Proposal does not constitute a “Superior Proposal” under the Hearst Merger Agreement and is not reasonably likely to lead to a “Superior Proposal” under the Hearst Merger Agreement.

On July 27, 2025, DallasNews and Hearst entered into an amendment to the Hearst Merger Agreement, which, among other things, increased the per share purchase price to be paid by Hearst from $14.00 in cash to $15.00 in cash at the request of the Board. The Board reaffirmed its recommendation that DallasNews shareholders vote to approve the Hearst Merger Agreement, as amended. DallasNews shareholders are advised that no action is necessary at this time.

In addition, on July 27, 2025, the Board adopted a shareholder rights plan (the “Rights Plan”) and declared a dividend distribution of one right on each outstanding share of the Company’s Series A common stock and Series B common stock. The record date for such dividend distribution is August 7, 2025.

The limited-duration Rights Plan was adopted in response to the Alden Proposal and is intended to deter Alden’s efforts to deprive shareholders of the ability to realize the benefits of the transaction with Hearst, which the Board believes is in the Company’s best interest and offers a substantial premium to Company shareholders. In adopting the Rights Plan, the Board noted Alden’s track record of rapidly acquiring a significant stake in other public companies, combined with making unsolicited acquisition bids, threatening or initiating proxy fights to replace the board, as well as litigation to achieve its objectives. Accumulations of Series A common stock by individual shareholders or groups could impair or block the requisite approval of holders of Series A common stock necessary to consummate the transaction with Hearst. The Rights Plan is intended to enable the Company’s shareholders to realize the long-term value of their investment through completion of the transaction contemplated by the Hearst Merger Agreement.

While the Rights Plan is effective immediately, the rights will be exercisable only if, in a transaction not approved by the Board, a person or group acquires beneficial ownership of 10% (or 20% in the case of certain passive investors) or more of the Company’s outstanding Series A common stock. Once exercisable, each holder of a right (other than the acquiring person or group) will have the right to purchase, upon payment of the exercise price, with respect to each right, a number of shares of Series A common stock or Series B common stock, as applicable, equal to the exercise price divided by 50% of the then-current market price.

Prior to the acquisition by a person or group of beneficial ownership of 10% (or 20% in the case of certain passive investors) of the Company’s outstanding Series A common stock, the rights are redeemable for $0.001 per right at the option of the Board.

The Rights Plan has a duration of less than one year, expiring on July 26, 2026. The Rights Plan may also be terminated, or the rights may be redeemed or exchanged, if the Company consummates any merger or other acquisition transaction pursuant to an agreement that has been approved by the Board prior to any person becoming an Acquiring Person (as defined in the Rights Plan).

A copy of the Rights Plan has been filed as an exhibit to a Form 8-K filed with the Securities and Exchange Commission.

J.P. Morgan Securities LLC is serving as exclusive financial advisor to DallasNews. Haynes Boone is serving as legal advisor to DallasNews.

About DallasNews Corporation

DallasNews Corporation is the Dallas-based holding company of The Dallas Morning News and Medium Giant. The Dallas Morning News, a leading daily newspaper, is renowned for its excellent journalistic reputation, intense regional focus, and close community ties. As a testament to its commitment to quality journalism, the publication has been honored with nine Pulitzer Prizes. Medium Giant, an integrated creative marketing agency with offices in Dallas and Tulsa, works with a roster of premium brands and companies. In 2024, the agency earned top industry recognition, winning an AAF Addy and the AMA DFW Annual Marketer of the Year Award for Campaign of the Year, along with six prestigious Davey Awards. Medium Giant is a wholly owned business of DallasNews Corporation. For additional information, visit mediumgiant.co.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations, estimates and projections about, among other things, the industry and markets in which the Company operates and the transactions described in this communication. Words such as “anticipate,” “assume,” “believe,” “can,” “could,” “estimate,” “forecast,” “intend,” “expect,” “may,” “project,” “plan,” “seek,” “should,” “target,” “will,” “would” and their opposites and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those set forth in forward-looking statements. While the Company’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of the Company’s management. These risks include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Hearst Merger Agreement; (ii) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Hearst Merger Agreement or the adoption of the Rights Plan; (iii) the inability to complete the proposed merger transaction involving the Company and Hearst (the “Hearst Merger”) due to the failure to obtain the requisite approval of the Company’s shareholders or the failure to satisfy other conditions to completion of the Hearst Merger; (iv) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Hearst Merger; (v) the impact, if any, of the announcement or pendency of the Hearst Merger on the Company’s relationships with customers or other commercial partners; (vi) the amount of the costs, fees, expenses and charges related to the Hearst Merger and the Rights Plan; (vii) the ability of the Rights Plan to protect shareholders’ interests and to effectively ensure that the Board has sufficient time to make informed judgments that are in the best interests of the Company and its shareholders; and (viii) other risks described in the Company’s public disclosures and filings with the Securities and Exchange Commission (the “SEC”). All forward-looking statements speak only as of the date of this communication or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. We undertake no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this communication.

Additional Information and Where to Find It

This communication is being made in connection with the proposed merger transaction involving the Company and Hearst. In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC. This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or with respect to the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY IF AND WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. In addition, if and when available, the proxy statement and the documents incorporated therein by reference will be available free of charge at the SEC’s website, www.sec.gov. If and when available, the proxy statement and the documents incorporated therein by reference also may be obtained for free at the Company’s website, dallasnewscorporation.com, or by contacting the Company at (214) 977-8869.

Participants in the Solicitation

The Company and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is included in its proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on March 26, 2025, and will be included in the proxy statement relating to the proposed transaction, if and when it becomes available.

Contacts

Media: Kekst CNC	Investors
Jonathan Morgan	Katy Murray, President
jonathan.morgan@kekstcnc.com	214-977-8869
kmurray@dallasnews.com